                                                                   EXHIBIT 10.30

                                       OFFICE LEASE


                                         BETWEEN


                                     INTRAROCK 1 LLC


                                       AS LANDLORD,


                                           AND


                         PEERLESS SYSTEMS IMAGING PRODUCTS, INC.


                                        AS TENANT


                                     INDEX
                                     -----
                                                                            Page
                                                                            ----
SECTION 1.      Lease Data; Exhibits.....................................     1


SECTION 2.      Premises..................................................    4
    (a)      Premises.....................................................    4
    (b)      Condition....................................................    4
    (c)      Common Areas.................................................    4
    (d)      Alterations..................................................    4
    (e)      Determination of Area........................................    4


SECTION 3.      Term......................................................    5
    (a)      Commencement.................................................    5
    (b)      Early Entry..................................................    5
    (c)      Extension Options............................................    5


SECTION 4.      Base Rent and Additional Rent.............................    7


SECTION 5.      Tenant's Share of Operating Costs and Real Property Taxes.    8
    (a)      Amount.......................................................    8
    (b)      Definition...................................................    9


SECTION 6.      Late Charge; Interest....................................    11


SECTION 7.      Deposit..................................................    11


SECTION 8.      Tenant's Operations......................................    11
    (a)      Use of Premises.............................................    11
    (b)      Unlawful Use................................................    11
    (c)      Liens and Encumbrances......................................    12
    (d)      Hazardous Substances........................................    12
    (e)      Signs.......................................................    13
    (f)      Parking.....................................................    13
    (g)      Rules and Regulations.......................................    13


SECTION 9.      Utilities and Services; Deliveries.......................    14
    (a)      Tenant's Responsibility.....................................    14
    (b)      Services....................................................    14

    (c)      Interruption...................................................  15
    (d)      Repairs by Landlord; Maintenance and Repair Charges............  15
    (e)      Telecommunications Services....................................  15


SECTION 10.     Licenses and Taxes..........................................  16


SECTION 11.     Alterations by Tenant.......................................  16


SECTION 12.     Care of Premises............................................  17


SECTION 13.     Surrender of Premises.......................................  17


SECTION 14.     Waiver; Indemnity...........................................  18
    (a)      Tenant Indemnity...............................................  18
    (b)      Landlord's Indemnity...........................................  18
    (c)      General Indemnity Provisions...................................  18
    (d)      Release of Claims..............................................  19


SECTION 15.     Insurance...................................................  19
    (a)      Tenant's Insurance.............................................  19
    (b)      General Insurance Requirements.................................  19
    (c)      Landlord's Insurance...........................................  20
    (d)      Waiver of Subrogation..........................................  20


SECTION 16.     Assignment or Subletting....................................  20
    (a)      Consent Required...............................................  20
    (b)      Recapture Right................................................  21
    (c)      Additional Consideration.......................................  21
    (d)      Entity Ownership...............................................  22
    (e)      Assignment by Landlord.........................................  22


SECTION 17.     Destruction.................................................  22
    (a)      Partial Destruction............................................  22
    (b)      Total Destruction..............................................  23
    (c)      Limitation.....................................................  23


SECTION 18.     Eminent Domain..............................................  23
    (a)      Taking.........................................................  23
    (b)      Award........................................................... 24

SECTION 19.     Default by Tenant..........................................   24
    (a)      Definition....................................................   24
    (b)      Remedies......................................................   25
    (c)      Reentry.......................................................   25
    (d)      Termination...................................................   25
    (e)      Adequate Security.............................................   26
    (f)      Landlord's Remedies Cumulative; Waiver........................   26


SECTION 20.     Default by Landlord; Lender Protection.....................   26
    (a)      Default by Landlord...........................................   26
    (b)      Notice to Lender..............................................   26

SECTION 21.     Attorneys' Fees............................................   27

SECTION 22.     Access by Landlord.........................................   27

SECTION 23.     Holding Over...............................................   27


SECTION 24.     Subordination; Estoppel Certificates.......................   28
    (a)      Subordination.................................................   28
    (b)      Estoppel Certificates.........................................   28


SECTION 25.    Relocation..................................................   29


SECTION 26.     Liability of Landlord......................................   29


SECTION 27.     Miscellaneous..............................................   29
    (a)      Quiet Enjoyment...............................................   29
    (b)      Notices.......................................................   30
    (c)      Successors or Assigns.........................................   30
    (d)      Tenant Authority and Liability................................   30
    (e)      Brokers' Commission...........................................   30
    (f)      Partial Invalidity............................................   30
    (g)      Recording.....................................................   30
    (h)      Force Majeure.................................................   31
    (i)      Name of Building..............................................   31
    (j)      Headings......................................................   31
    (k)      Execution by Landlord and Tenant; Approval of Lender..........   31
    (l)      Transportation Management Programs; Recycling.................   31
    (m)      Financial Statements..........................................   31
    (n)      Tax on Rent...................................................   32
    (o)      Light, Air and View...........................................   32

      (p)    Entire Agreement; Applicable Law..............................  32
      (q)    Business Days.................................................  32


SECTION 28.     Additional Lease Provisions................................  32
      (a)    Rooftop Equipment.............................................  32
      (b)    Back-up Power.................................................  34
      (c)    Security......................................................  35
      (d)    Landlord's Representations and Warranties.....................  35
      (e)    Right to Terminate............................................  36
      (f)    Risers; Conduit...............................................  36
      (g)    Right of First Opportunity....................................  36

                                 OFFICE LEASE

     THIS LEASE is made as of March 15, 2000, between INTRAROCK 1 LLC, a Delaware limited liability company ("Landlord"), and PEERLESS SYSTEMS IMAGING PRODUCTS, INC., a Washington corporation ("Tenant"). Landlord and Tenant covenant and agree as follows:

     SECTION 1. Lease Data; Exhibits. The following terms shall have the
                --------------------
following meanings, except as otherwise specifically modified in this Lease:

         (a) Building And Complex: The Building is the building with a total
             --------------------
rentable area of approximately 72,730 square feet currently known as the Creekside One Building, located at 20415 - 72nd Avenue South in Kent, King County, Washington, and designated on the Site Plan attached in Exhibit C (the
                                                                ---------
"Site Plan"). The Building is situated on the real property legally described in Exhibit A attached (the "Land"). The Complex refers to the office park complex
-------
of which the Building is part, with a total rentable area of approximately 735,000 square feet, known as CenterPoint Corporate Park. The Complex includes all improvements thereon and all future improvements to the Complex.

         (b) Premises: An agreed area of approximately 10,000 rentable square
             --------
feet located on the fourth (4th) floor of the Building as outlined on the floor plan attached as Exhibit B (the "Floor Plan").
                 ---------

         (c) Lease Term: A period of sixty (60) full calendar months, commencing
             ----------
on the Commencement Date and expiring on the Expiration Date; provided, if the Commencement Date is a day other than the first day of a calendar month, unless otherwise agreed in writing, the Lease Term shall also include all days, beginning with the Commencement Date, in the calendar month in which the Commencement Date occurs.

         (d) Commencement Date: June 1, 2000, or such earlier or later date as
             -----------------
is provided in Section 3.

         (e) Expiration Date: 11:59 p.m. on the last day of the sixtieth (60th)
             ---------------
full calendar month of the Lease Term.

         (f) Base Rent: Tenant shall pay the following dollar amounts per month
             ---------
as Base Rent on or before the first day of each month:

                                                      Monthly
             Month of Lease Term                      Base Rent
             -------------------                      ---------

             Commencement Date - 12                   $11,250.00
             13 - 24                                  $11,666.67

             25 - 35                                  $12,083.33
             37 - 48                                  $12,500.00
             49 - 60                                  $12,916.67

         (g) Additional Rent: Whether or not so designated, all other sums due
             ---------------
from Tenant under this Lease shall constitute Additional Rent, payable when specified in this Lease.

         (h) Operating Costs And Real Property Taxes: Tenant will pay its share
             ---------------------------------------
("Tenant's Share") of Operating Costs and Property Taxes pursuant to Section 5 of this Lease. Tenant's Share of Operating Costs and Property Taxes is estimated to be 13.75%. Tenant's Share shall be calculated and may be adjusted during the Lease Term as provided in Section 5 below. The terms Operating Costs and Property Taxes, are defined in Section 5 below.

         (i) Deposit: $17,916.67.
             -------

         (j) Prepaid Rent: $16,250, to be paid on execution of this Lease and to
             ------------
be applied to the first month of the Lease Term.

         (k) Guarantor: Peerless Systems Corporation, a Delaware corporation,
             ---------
shall guarantee Tenant's obligations under this Lease pursuant to a Guaranty of Lease in the form of Exhibit F attached.
                     ---------
         (l) Permitted Use: General business offices.
             -------------

         (m) Building Standard Hours: Monday through Friday - 6 a.m. to 6 p.m.,
             -----------------------
excluding legal holidays. Landlord understands Tenant is a high-tech company and its business hours may extend beyond the Building Standard Hours. Tenant acknowledges that it must pay for after-hours services in accordance with the terms of Section 9 below.

         (n) Notice Addresses:
             ----------------
             To Landlord:    IntraRock 1 LLC
                             20415-72nd Avenue South, Suite 150
                             Kent, WA 98032
                             Attn: Jack Rader
                             Facsimile: (253) 395-9288

                      With a copy to:

                             Alston, Courtnage, Proctor & Bassetti LLP
                             1000 Second Avenue, Suite 3900
                             Seattle, WA 98104-1045
                             Attn: Andrew B. Bassetti
                             Facsimile: (206) 623-1752

             To Tenant:  Prior to the Commencement Date:
                         Peerless Systems Imaging Products, Inc.
                         _________________________________
                         _________________________________
                         Facsimile: (425)______________
                         After the Commencement Date:
                         To the Premises

                  With a copy to:

                         Peerless Systems Corporation
                         2381 Rosecrans Avenue
                         El Segundo, CA 90245
                         Attn: Counsel
                         Facsimile: (310) 297-3142

         (o) Brokers:
             -------

             Listing Broker - Pacific Real Estate Partners, Inc.

             Cooperating Broker - Kidder Matthews & Segner (Richard Davidson)

         (p) Name and Address for Payments to Landlord:
             -----------------------------------------

             IntraRock 1 LLC
             20415 - 72nd Avenue South, Suite 150
             Kent, WA 98032

         (q) TIME IS OF THE ESSENCE OF THIS LEASE.

         (r) Exhibits: The following exhibits are made a part of this Lease:
             --------

             Exhibit A - Legal Description of Land
             ---------
             Exhibit B - Floor Plan
             ---------
             Exhibit C - Site Plan
             ---------
             Exhibit D - Workletter
             ---------
             Exhibit E - Estoppel Certificate
             ---------
             Exhibit F - Guaranty of Lease
             ---------
             Exhibit G - Confirmation of Lease Terms
             ---------
             Exhibit H - Rules and Regulations
             ---------

     SECTION 2. Premises.
                --------

          (a)   Premises. Landlord hereby leases to Tenant, and Tenant hereby
                --------
leases from Landlord, those certain premises (the "Premises") located in the Building(s) and on the floor(s) and in the location(s) referenced in Section 1.

          (b)   Condition. The Premises are leased by Landlord and accepted by
                ---------
Tenant in an "AS IS" condition, subject to the requirement that Landlord complete any improvements, alterations or modifications to be made by Landlord pursuant to Exhibit D attached (the "Workletter"). Prior to taking occupancy of
            ---------
the Premises or moving any of its furniture, fixtures or equipment, Tenant shall inspect the Premises and Landlord and Tenant shall prepare and agree upon a "punchlist" of any items or repairs which are the responsibility of Landlord. The existence of repairs or defects of a nature commonly found on a "punchlist," as such term is used in the construction industry, shall not postpone the Commencement Date or result in a delay or abatement of Tenant's obligation to pay rent or give rise to a damage claim against Landlord.

          (c)   Common Areas. During the Lease Term, Tenant and its licensees,
                ------------
invitees, customers and employees shall have the non-exclusive right to use all entrances, lobbies, elevators, stairs, corridors, restrooms, roadways, sidewalks, landscaped areas, and other public areas of the Building and the Complex (the "Common Areas") in common with Landlord, other tenants of the Building and of the Complex and their respective licensees, invitees, customers and employees. Landlord shall at all times have exclusive control and management of the Common Areas and no diminution thereof shall be deemed a constructive or actual eviction or entitle Tenant to compensation or a reduction or abatement of rent.

          (d)   Alterations. Landlord may in its discretion increase, decrease
                -----------
or change the number, locations and dimensions of any hallways, lobby areas, Common Areas and other improvements in the Building and the Complex which are not within the Premises. Landlord will provide Tenant with reasonable advance notice of any such alterations affecting the Premises. Landlord reserves the right from time to time (i) to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to the Premises or to other parts of the Building in areas above the suspended ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building within the Premises and elsewhere in the Building; (ii) the use of the exterior walls and the roof of the Building; (iii) to alter or expand the Building, any other or buildings or other improvements at the Complex; (iv) all air rights over the Premises and (v) to alter, relocate or substitute any of the Common Areas, including any improvements constituting part of the Common Areas.

          (e)   Determination of Area. The rentable area of the Premises shall
                ---------------------
be determined by Landlord's space measurement consultant upon completion of any and all improvements to be made to the Premises pursuant to the Workletter. These calculations shall be made in accordance with a method of measuring rentable office space specified in the American

National Standard Institute Publication ANSI Z65.1-1996 (the modified BOMA standard), and including those portions of the Building dedicated as office building uses, as such standard may be updated from time to time. Upon the completion of such measurements, Landlord will provide Tenant with written notice of the rentable area of the Premises. If the rentable area of the Premises is different than the rentable area specified in Section 1(b) above, Tenant shall be notified of the difference and the reasons therefore, and the amount of the monthly Base Rent payable by Tenant and Tenant's Share shall be adjusted accordingly.

     SECTION 3. Term
                ----

          (a)   Commencement. The Commencement Date listed in Section 1 of this
                ------------
Lease represents an estimate of the actual Commencement Date. The actual Commencement Date shall be the first to occur of the following events: (i) three
(3) days after Landlord notifies Tenant the Premises are available for Tenant's occupancy in the condition required pursuant to Section 2(b) above, or (ii) the date on which Tenant takes possession of the Premises for purposes other than completing tenant improvements. If the Commencement Date is later than the estimated Commencement Date specified in Section 1 above, this Lease shall not be void or voidable, and Landlord shall have no liability to Tenant. Following the Commencement Date, Landlord may confirm the Commencement Date and the area of the Premises by Tenant's execution of the Confirmation of Lease Terms attached as Exhibit G. The Lease Term shall begin on the Commencement Date and end on the Expiration Date, unless extended or sooner terminated in accordance with the terms of this Lease.

          (b)   Early Entry. If Tenant is permitted entry to the Premises prior
                -----------
to Commencement Date for the purpose of installing tenant improvements or fixtures or any other purpose permitted by Landlord, such early entry will be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the Commencement Date had occurred, except for the payment of Base Rent and Additional Rent, which will commence on the Commencement Date. Tenant, its agents and employees will not interfere with or delay Landlord's completion of construction of any improvements to be made by Landlord. All rights of Tenant under this Section 3(b) will be subject to the requirements of all applicable building codes and zoning requirements, and must not interfere with Landlord obtaining a certificate of occupancy for the Premises. Landlord has the right to impose such additional conditions on Tenant's early entry as Landlord deems appropriate in its reasonable discretion, and will further have the right to require that Tenant execute an early entry agreement containing such conditions prior to Tenant's early entry.

          (c)   Extension Options. So long as Tenant is not then in default
                -----------------
under this Lease, on the terms and conditions stated in this Section 3(c), Tenant shall have the option to extend the term of this Lease for an additional sixty (60) month period (the "Additional Term"). To exercise its option to extend this Lease for the Additional Term, Tenant must deliver to Landlord a written notice (an "Option Notice") exercising its renewal option at least nine
(9)
months (but not more than twelve (12) months) prior to the date the initial Lease Term will expire, together with a then current financial statement of Tenant. If such financial statement shows a material adverse change in Tenant's financial condition since the date of this Lease, at Landlord's option, Tenant's exercise of its extension option shall be null and void. If Landlord determines Tenant's extension option is null and void because of a pending default, or an adverse change in Tenant's financial condition, Landlord will so notify Tenant within thirty (30) days after receiving Tenant's written notice exercising the extension option. The extension option granted to Tenant pursuant to this
Section 3(c) is personal to Tenant and may not be exercised by or for the benefit of any assignee or sublessee of Tenant. All of the terms and conditions of this Lease shall apply during the Additional Term except (i) the base annual rent shall be the "fair market rent" (defined below) for the Premises as agreed to by Landlord and Tenant or determined by arbitration as set forth below; (ii) unless otherwise agreed by Landlord in writing, there shall be no further renewal options after the commencement of the Additional Term; and (iii) Landlord shall have no tenant improvement obligations with respect to the Premises except as otherwise agreed in writing by Landlord. When the rental rate for the Additional Term is determined, whether by agreement of the parties or pursuant to arbitration as provided below, Landlord and Tenant shall enter into a lease extension agreement setting forth the new base rent for the Premises and such other terms as may be applicable. If at the time Tenant delivers the Option Notice to Landlord, or at any time between such date and the commencement date of the Additional Term, Tenant defaults under this Lease and fails to cure its default within the applicable cure period, if any, Landlord may declare the Option Notice null and void by written notice to Tenant. The term "fair market rent" means the rate per rentable square foot that a willing, non-equity tenant would pay in an arms-length transaction for comparable space in the Building and in comparable suburban office buildings in East and South King County, Washington, for leases having a sixty (60) month term, taking into account the then condition of the improvements in the Premises. Landlord and Tenant agree the base annual rent for the Additional Term shall be determined as follows:

               (i) Landlord shall advise Tenant in writing ("Landlord's
Notice") of Landlord's determination of fair market rent not later than thirty
(30) days after receiving the Option Notice. Within thirty (30) days after receiving Landlord's Notice, Tenant shall notify Landlord in writing ("Tenant's Notice") whether or not Tenant accepts Landlord's determination of the fair market rent. If Tenant disagrees with Landlord's determination of fair market rent, Tenant's Notice shall set forth Tenant's determination of fair market rent. If Tenant fails to give Tenant's Notice to Landlord within such thirty
(30) day period, then the Option Notice shall be deemed null and void, unless otherwise agreed in writing by Landlord and Tenant. If Tenant does not accept Landlord's determination of fair market rent, and Tenant has given Tenant's Notice, the parties (or their designated representatives) shall promptly meet and attempt to agree on the fair market rent. If the parties have not agreed on the fair market rent within ninety (90) days after Landlord receives the Option Notice, and Tenant's renewal option is still in effect in accordance with the terms of this paragraph, then unless otherwise agreed in writing by the parties, the parties shall submit the matter to arbitration in accordance with the terms of the following paragraphs. The last day of such ninety

(90) day period (as the same may be extended by the written agreement of the parties) is referred to in this Lease as the "Arbitration Commencement Date".

                (ii) The arbitration will be conducted by three MAI real estate appraisers who have been active over the five (5) year period ending on the Arbitration Commencement Date in the appraisal of similar suburban office properties in East and South King County, Washington. One appraiser will be selected by Tenant, one appraiser will be selected by Landlord, and the third appraiser will be selected by the two appraisers so chosen. If the two appraisers chosen by the parties cannot agree on a third appraiser within ten
(10) days after the date the second appraiser has been appointed, the third appraiser will be appointed by the Seattle office of the American Arbitration Association upon the application of either party. Each party shall select its appraiser within ten (10) days after the Arbitration Commencement Date. If either party fails to select its appraiser within such ten (10) day period, and the other party timely selects its appraiser, then the appraiser selected by the other party shall be the sole arbitrator for determining fair market rent.

                (iii) Within thirty (30) days after the selection of the third appraiser (or if only one appraiser is to render the decision as provided in subparagraph (ii) above, within thirty (30) days after the last day of the above-referenced ten (10) day period), the appraiser(s) shall determine fair market. If more than one appraiser has been appointed, the decision of a majority of the appraisers shall control. If a majority of the appraisers do not agree within the stipulated time period, then each appraiser shall in writing render his or her separate determination as to fair market rent within five (5) days after the expiration of the thirty (30) day period. In such case, the three determinations shall be averaged to determine the fair market rent; however, if the lowest fair market rent or the highest fair market rent is ten percent (10%) lower or higher, as applicable, than the middle fair market rent, then the low fair market rent and/or the high fair market rent, as applicable, shall be disregarded and the remaining fair market rent(s) will be averaged in order to establish the fair market rent.

                (iv) Both parties may submit any information to the arbitrators for their consideration, with copies to the other party. The arbitrators shall have the right to consult experts and competent authorities for factual information or evidence pertaining to the determination of fair market rent. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease. The determination of the arbitrators will be final and binding upon Landlord and Tenant. The cost of the arbitration will be paid by Landlord if the fair market rent determined by arbitration is ninety percent (90%) or less than the fair market rent specified in Landlord's Notice; by Tenant if the fair market rent determined by arbitration is one hundred ten percent (110%) or more than the fair market rent specified in Tenant's Notice; and otherwise shall be shared equally by Landlord and Tenant.

     SECTION 4. Base Rent and Additional Rent. Tenant shall pay to Landlord at
                -----------------------------
the address and to the account specified by Landlord in Section 1 above or such other address or account as

Landlord may hereafter designate in writing, without notice or demand, or any setoff or deduction whatsoever except as provided in this Lease, in lawful money of the United States: (a) Base Rent in the amount(s) specified in Section 1 above in advance on the first day of each month, and (b) Additional Rent as and when specified elsewhere in this Lease, but if not specified, then within ten
(10) days of demand. Base Rent and Additional Rent shall be prorated on a daily basis (based on a 30-day month and the actual number of days elapsed) for any partial month within the Lease Term and for any partial initial month in the Lease Term shall be paid on the first day of the Lease Term.

     SECTION 5. Tenant's Share Of Operating Costs And Real Property Taxes.
                ---------------------------------------------------------

          (a)  Amount. In addition to Base Rent, Tenant shall pay to Landlord as
               ------
Additional Rent, Tenant's Share of (i) all "Operating Costs" (defined below) and
(ii) "Property Taxes" (defined below) incurred by Landlord in any "Lease Year" (defined below). As used herein, "Tenant's Share" is determined by multiplying the cost to be shared by a fraction, the numerator of which is the rentable area of the Premises from time to time and the denominator of which is the rentable area of the Building(s) in which the Premises are located from time to time; provided that Tenant's share may also include expenses related to the Complex, and not solely the Building, Tenant's fractional share of such expenses, determined by a fraction, the numerator of which is the rentable area of the Premises from time to time and the denominator of which is the rentable area of the Complex from time to time. After the end of each Lease Year, Landlord will notify Tenant in writing of Landlord's estimate of Tenant's Share of the estimated Operating Costs and Property Taxes for the current Lease Year. Tenant shall pay the estimated amount set forth in Landlord's notice, in advance, in equal monthly installments, without deduction or offset whatsoever, on or before the first (1st) day of each calendar month, with the payment of Base Rent required pursuant to Section 4 above. Until Landlord provides Tenant with the notice provided for above in this paragraph, Tenant shall continue to pay Tenant's Share under this Section 5 in the monthly amounts specified in the last such notice given to Tenant by Landlord, if any. Within one hundred twenty (120) days following the end of each Lease Year, Landlord will compute Tenant's Share due under this Section 5 for such Lease Year, based on actual costs, and, if Tenant's Share for such Lease Year is greater than that already paid by Tenant for such Lease Year, Tenant shall pay Landlord the deficiency within twenty (20) days of its receipt of written notice or an invoice for the amount of the deficiency. If the total amount paid by Tenant under this Section 5 for a Lease Year exceeds Tenant's Share, then Landlord shall credit such excess to the payment of Base Rent and Additional Rent thereafter coming due; however, upon the expiration or sooner termination of the Lease Term, if Tenant is not then in default under this Lease, Landlord shall refund the excess to Tenant within thirty (30) days after such determination is made. If during a Lease Year Landlord obtains information regarding Operating Costs or Property Taxes which alters its prior estimates, Landlord may adjust the amount due from Tenant under this Section 5 during the balance of that Lease Year to reflect such new information by written notice to Tenant, and Tenant shall pay any deficiency executed thereby within twenty (20) days after written notice from Landlord.

          (b)  Definitions. For purposes of this Lease:
               -----------

               (i) "Operating Costs" means all expenses paid or incurred by Landlord or charged to Landlord for maintaining, managing, operating, repairing and administering the Building and the Complex (including the Common Areas), and the personal property used in conjunction therewith, together with a sum equal to five percent (5%) of the cost thereof (excluding Property Taxes and any third party property management fee) as an administrative fee including without limitation, the costs of refuse collection, water, sewer, electricity, heat, air conditioning, fuel, light, fire protection, and other utilities and services; supplies; janitorial and cleaning services; window washing; snow, garbage and refuse removal; security services and systems; landscape maintenance; parking lot and parking garage maintenance, including sweeping, patching, resurfacing, repair, striping, lighting, cleaning and security; elevator operation, repair and maintenance compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, management, maintenance, repair and administration of the Building and the Complex; insurance premiums for all insurance carried by Landlord with respect to the Building and the Complex; costs imposed by, or incurred to comply with, laws or regulations promulgated by any governmental authority in connection with the use or occupancy of the Premises, the Building or the Complex; depreciation of the cost of acquiring or the rental value of personal property used in maintenance, and in upkeep of Common Areas; licenses, permits and inspection fees; subsidies and other payments required by public bodies (including those for traffic control, transportation management and fire protection); market rate property management fees; rent for any on-site property management office; easement and license fees; legal and accounting expenses; and all other expenses or charges whether or not hereinabove described which, in accordance with generally accepted accounting and management practices, would be considered an expense of maintaining, managing, operating, repairing and administering the Building and the Complex, excluding: (a) costs of any special services rendered to individual tenants (including Tenant) for which a special charge is made, or costs (such as utility costs) which are separately metered and charged to tenants of the Complex; (b) ground lease rental payments and debt service on mortgages or deeds of trust encumbering the Building or the Complex; (c) leasing commissions and attorneys' and other fees and costs incurred in leasing space in the Complex or in connection with disputes with tenants of the Complex; (d) depreciation or amortization expenses; (e) Property Taxes; and (f) costs required to be capitalized in accordance with generally accepted accounting practices, except Operating Costs shall include amortization of capital improvements (1) designed with a reasonable probability of improving the operating efficiency of the Building, (2) required to comply with governmental laws or regulations, or (3) made for the general benefit or convenience of tenants of the Building.

               (ii) "Property Taxes" means all taxes of every kind and nature on the Building, the Complex and/or the Land and on personal property used by Landlord in conjunction therewith; surcharges and all local improvement and other assessments levied with respect to the Building, the Complex and the Land and all other property of Landlord used in connection with the operation of the Building and the Complex; and any taxes levied or assessed in lieu of, in whole or in part, such real or personal property taxes; and any taxes in addition to such real and personal property taxes, including, but not limited to, taxes or license fees imposed upon or measured by the leasing of the Complex or the rents or other income collected therefrom, other than any federal or state net income or inheritance tax; and all costs and expenses incurred by Landlord in efforts to reduce or minimize such taxes.

"Notwithstanding any of the foregoing, (a) Tenant's Share of Operating Costs (other than insurance premiums and utility charges) payable by Tenant in any Lease Year after the initial Lease Year shall not exceed 105% of Tenant's Share of Operating Costs(other than insurance premiums charges and utilities) payable by Tenant in the preceding Lease Year, and (b) the property management fees used to calculate Tenant's Share of Operating Costs shall not be in excess of the management fees then being charged by independent property managers of comparable properties in the Seattle metropolitan area.

               (iii) "Lease Year" means a twelve (12) month period beginning January 1st and ending December 31st; however, if the Commencement Date is a date other than the first day of a calendar year, the first Lease Year shall commence on the Commencement Date and end on December 31 of such calendar year, and the last Lease Year shall commence on January 1 of the last calendar year during the Lease Term and end on the Expiration Date.

          (c)  Tenant Audit Rights. At any time within six (6) months after a
               -------------------
statement for Operating Costs or Property Taxes for any particular calendar year is provided to Tenant, upon twenty (20) days prior written notice and during normal business hours at Landlord's office or at such other place as Landlord shall reasonably designate, Tenant shall be entitled to inspect and examine the books and records of Landlord related to the determination of any sums payable by Tenant pursuant to this Section 5 which are the subject of the applicable statement.

          If, after inspection and examination of such books and records, Tenant disputes the amounts paid by Tenant pursuant to this Section 5, Tenant by written notice to Landlord, may request an independent audit of such books and records. The independent audit of Landlord's books and records shall be conducted by a certified public accountant designated by Tenant and reasonably acceptable to Landlord. The audit shall be limited to the determination of the amount of any or all items payable by Tenant pursuant to this Section 5 for the subject calendar year. If the audit discloses any amounts billed to and paid by Tenant which are incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable, within thirty (30) days after the results of the audit have been disclosed to both parties, unless Landlord disputes the results of the audit within sixty (60) days of receipt of the results of the audit, in which case, Landlord and Tenant shall agree upon a national accounting firm to review and verify the Operating Costs and/or Property Taxes, and provide the results to Landlord and Tenant (the "Reconciliation Audit"). The determination as set forth in the Reconciliation Audit shall be binding upon Landlord and Tenant. If the Reconciliation Audit is performed, Landlord and Tenant shall each pay one-half of the cost of the Reconciliation Audit. The exercise by Tenant of its audit rights hereunder shall not relieve Tenant of its obligations to pay prior to the request for and inspection and examination of Landlord's books and records or permit Tenant the right to audit any other sums. Additionally, Tenant agrees and acknowledges that various tenants' lease provisions in the Building related to Operating Costs and/or Property Taxes may vary, and that the audit right is set forth herein in the review of books and records shall be confidential. With the exception of Tenant's auditors, Tenant shall not disclose or discuss the audit or the results of the audit to any third parties, including but not limited to any other tenants in the Building or the Complex. All costs and expenses of the audit shall be paid by Tenant unless the audit shows that

Landlord overstated Tenant's Share of the subject calendar year by more than five percent (5%) of the actual amount payable by Tenant, in which case Landlord shall pay all costs and expenses of the audit. Notwithstanding any of the foregoing, Tenant shall not be entitled to inspect or audit the books and records of Landlord more frequently than once each calendar year.

     SECTION 6. Late Charge; Interest. If Tenant fails to pay any Base Rent or
                ---------------------
Additional Rent within five (5) business days of the due date, a late charge equal to the greater of $50.00, or five percent (5%) of the unpaid amount, shall be assessed and be immediately due and payable by Tenant. In addition, any Base Rent or Additional Rent more than five (5) business days past due shall bear interest from the date due until paid in full (together with late charges and interest) at an interest rate equal to the lesser of one and one-half percent (1.5%) per month, or the maximum rate of interest permitted by applicable law.

     SECTION 7. Deposit. Upon mutual execution of this Lease, Tenant shall
                -------
deposit with Landlord the sum specified as the Deposit in Section 1 of this Lease, if any. This sum shall belong to Landlord and shall constitute partial consideration for the execution of this Lease, subject only to repayment when required in this Section. Landlord may commingle the Deposit with its other funds. Landlord shall pay Tenant the remaining balance of the Deposit, without any liability for interest, within thirty (30) days after the expiration or prior termination of the Lease Term, or any extension thereof, if and only if Tenant has fully performed all of its obligations under this Lease. Landlord may withdraw from the Deposit the amount of any unpaid rent or other charges not paid to Landlord when due, and Tenant shall immediately redeposit an amount equal to that so withdrawn within ten (10) days of demand. Any such application by Landlord shall not be considered as liquidated damages for the default.

     SECTION 8. Tenant's Operations.
                -------------------

          (a)   Use of Premises. Tenant shall use the Premises only for the
                ---------------
Permitted Use specified in Section 1. Tenant shall not permit any act that will increase the then existing rate of insurance on the Building or the Complex, without Landlord's prior written consent. Tenant shall pay on demand the amount of the increase in insurance rates caused by any such acts or omissions by Tenant, or its agents or employees. Tenant shall not commit or allow to be committed any waste on the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant of the Building or the Complex. Tenant shall not, without the prior written consent of Landlord, use any apparatus, machinery or devise in or about the Premises which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines or equipment disturb the quiet enjoyment of any other tenant of the Building or the Complex, Tenant shall provide adequate insulation or take such other action as Landlord directs to eliminate the disturbance.

          (b)   Unlawful Use. Tenant shall not use or permit the Premises or the
                ------------
Common Areas or any part thereof to be used for any purpose in violation of any municipal, county, state or federal law, ordinance or regulation of which the Complex is a part and Tenant shall comply with and shall cause its employees, invitees and contractors to comply with such nondiscriminatory rules and regulations as Landlord may from time to time promulgate. Tenant shall promptly comply, at its sole cost and expense, with all laws, ordinances and regulations now in force or hereafter adopted relating to or affecting the condition, use or occupancy of the Premises, including without limitation the Americans With Disabilities Act of 1990, as now or hereafter amended (the "ADA").

          (c)  Liens and Encumbrances. Tenant shall keep the Premises, the
               ----------------------
Building, the Complex and the Land free and clear of, and shall indemnify, defend and hold Landlord harmless from, any and all liens and encumbrances arising or growing out of Tenant's acts or omissions, or breach of this Lease or its use, improvement or occupancy of the Premises. If any lien is so filed against the Premises, the Land, the Complex or the Building, Tenant shall cause the same to be fully discharged and released of record within ten (10) days of demand or within such period provide Landlord with cash or other security acceptable to Landlord in an amount equal to one and one-half (1 1/2 ) times the amount of the claimed lien as security for its prompt removal. Landlord shall have the right to disburse such security to cause the removal of the lien if a judgment is entered against Tenant in the lien proceeding, if such lien causes difficulties for Landlord in connection with its financing of the Building or the Complex, or if Tenant is otherwise in default under this Lease.

         (d) Hazardous Substances. Tenant shall not, without Landlord's prior
             --------------------
written consent, keep any substances designated as, or containing components now or hereafter designated as, hazardous, dangerous, toxic or harmful and/or subject to regulation under any federal, state or local law, regulation or ordinance ("Hazardous Substances") on or about the Premises or anywhere in the Complex. Notwithstanding the preceding sentence, Tenant may keep, use, store and dispose of, in, on and from the Premises, materials and supplies otherwise constituting Hazardous Substances which are normally used in general business offices, provided such materials and supplies are used, handled, stored and disposed of in accordance with all applicable governmental rules, regulations, laws and requirements, and in accordance with all applicable manufacturers' or suppliers' recommendations. With respect to any Hazardous Substances stored with Landlord's consent or permitted hereunder, Tenant shall: promptly, timely and completely comply with all governmental requirements for reporting and record keeping; submit to Landlord true and correct copies of all reports, manifests and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities; within five (5) days of Landlord's request, provide evidence satisfactory to Landlord of Tenant's compliance with all applicable governmental rules, regulations and requirements; and comply with all governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment and disposal of Hazardous Substances. Any and all costs incurred by Landlord and associated with Landlord's inspections of the Premises and Landlord's monitoring of Tenant's compliance with this Section 8(d), including Landlord's attorneys' fees and costs, shall be Additional Rent and shall be due and payable to Landlord within ten (10) days of Landlord's demand. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs and expenses and any and all other charges, expenses, fees, fines, penalties (both civil and criminal) and costs imposed with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Premises or Building. Tenant shall indemnify, defend and hold Landlord, and lenders to Landlord (each a "Lender"), harmless from any and all of the costs, fees, penalties, charges and expenses assessed against or imposed upon Landlord and Lender (as well as Landlord's and Lender's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances. This indemnification covenant shall survive expiration or earlier termination of this Lease.

          (e) Signs. Tenant shall not erect or place, or permit to be erected or
              -----
placed, or maintain any signs of any nature or kind whatsoever on the exterior walls or windows of the Premises or elsewhere in the Building or at the Complex, with the exception of a sign identifying Tenant placed on or near the front door of the Premises, the size, style and location of which must first be approved in writing by Landlord, which approval will not be unreasonably withheld, a Building standard sign identifying Tenant in the elevator lobby of the floor in the Building on which the Premises are located, and a Building standard name slip identifying Tenant in the main interior Building directory. In addition, subject to applicable governmental laws, ordinances, rules and regulations, Tenant shall have the right to place a prominent sign on the exterior of the Building, the size, design and location of which must be reasonably acceptable to Landlord. Tenant shall be solely responsible for the costs of acquiring, installing and maintaining its exterior Building sign. Upon the expiration or earlier termination of the Lease Term, at its sole cost and expense, Tenant shall remove its exterior signage from the Building and Tenant will restore the exterior of the Building to its condition prior to the installation of Tenant's sign, reasonable wear and tear excepted. Any exterior signage must comply with the signage policy for the Building and the Complex.

          (f) Parking. Tenant shall have the right to use in common with other
              -------
tenants of the Complex and their invitees, licensees, employees and agents the surface parking facilities located in the Common Areas of the Complex. Four (4) parking stalls per 1,000 useable square feet of the Premises shall be allocated to Tenant. All parking spaces are made available on an unreserved basis. Tenant shall comply with such reasonable rules and regulations that Landlord may adopt from time to time regarding the use of parking areas. Delivery and service vehicles shall only be permitted to park in areas specially designated for their use.

          (g) Rules and Regulations. Tenant shall comply with the rules and
              ---------------------
regulations promulgated by Landlord, which are attached hereto as Exhibit H, and
                                                                  ---------
such reasonable amendments and additions as from time to time may be adopted by Landlord after thirty (30) days' prior notice to Tenant, to govern the use, occupancy and operation of the Complex (the existing rules and regulations, as so amended or supplemented from time to time, being the "Rules and Regulations"). Landlord shall not be responsible to Tenant for the noncompliance by any other occupant with any of the Rules and Regulations, and any failure by Landlord to enforce any Rules and Regulations against either Tenant or any other occupant shall not constitute a waiver thereof;

however, Landlord agrees to take reasonable steps to ensure that all tenants of the Building comply with the Rules and Regulations.

     SECTION 9. Utilities And Services; Deliveries.
                ----------------------------------

          (a)   Tenant's Responsibility. In accordance with Section 5 of this
                -----------------------
Lease, as Additional Rent, Tenant shall pay its share of all charges for heat, water, light, gas, electricity, sewer, garbage, fire protection and any other utilities and/or services used or consumed on or supplied to the Complex and to the Building, including the Premises, and not separately metered or charged to Tenant or any other tenant of the Building or the Complex. Tenant shall be solely responsible for and shall promptly pay when due all charges for telephone and all other charges for other utilities and/or services which are separately metered or charged to the Premises.

          (b)   Services. Landlord shall cause the Common Areas such as
                --------
walkways, landscaped areas, lobbies, elevators, stairs, corridors and restrooms, to be maintained in reasonably good order and condition, except for damage occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, the repair of which latter damage shall be paid for by Tenant. Twenty-four (24) hours per day, seven (7) days per week, Tenant shall have access to the Premises (subject to such Building and Complex security systems and procedures as may be in place from time to time), and Tenant shall have available to it water and electrical service for lighting and operation of 110-volt office equipment. During the Building Standard Hours specified in Section 1 above, Landlord shall furnish the Premises with heat and air conditioning services. If requested by Tenant, Landlord shall furnish such services at times other than Building Standard Hours, and Tenant shall pay for the cost of such after-hours services at rates established by Landlord from time to time. At its option, Landlord may elect to cause the lighting and convenience electrical service to the Premises to be separately metered pursuant to a monitoring/metering system. If Landlord so elects to separately meter such electrical service Tenant's consumption of such electricity will be separately billed to Tenant by Landlord and paid for by Tenant, and in calculating Tenant's Share of Operating Costs, the cost of lighting and convenience electrical service provided to other leased premises in the Building shall be excluded from Operating Costs; however Tenant will pay Tenant's Share of the electricity used or consumed in connection with the Common Areas as reasonably and in good faith estimated by Landlord. Tenant may have separate supplementary air conditioning units for the Premises installed in connection with the initial improvements to the Premises pursuant to the Workletter, subject to the approval of the location and method of installation thereof in accordance with the Workletter. The cost of operating such separate supplementary air conditioning units (including electricity, maintenance and repairs) shall be separately billed and charged to Tenant by Landlord. The electricity used and consumed in operating such separate supplementary air conditioning units shall be separately metered with the remainder of the Premises.

          (i) Janitorial. Landlord will provide janitorial services customary
              ----------
for buildings comparable to the Building in quality and location. If Tenant requires excessive or specialized janitorial services, Tenant shall promptly pay Landlord the additional costs and expenses incurred by Landlord in providing such services.

               (ii) Additional Service. The Building standard mechanical system
                    ------------------
is designed to accommodate heating loads generated by lights and 110-volt office equipment normally found in general business offices. Before installing lights and equipment in the Premises which in the aggregate exceed the heating and cooling loads of the Building's mechanical system, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay the cost of installing supplementary air conditioning units or electrical systems as necessitated by such equipment or lights. In addition, Tenant shall pay to Landlord in advance, on the first day of each month during the Lease Term, the amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the amount estimated by Landlord as the costs of operation and maintenance of supplementary air conditioning units or electrical systems as necessitated by Tenant's use of such equipment or lights. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from such equipment and lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's instructions, rules and regulations for the use of drapes, blinds and thermostats in the Building(s).

          (c)  Interruption. Landlord shall not be liable for any loss, injury
               ------------
or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations or improvements, or due to accident, strike or conditions or other events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or to relieve Tenant from any of Tenant's obligations hereunder or to give Tenant a right of action against Landlord for damages.

          (d)  Repairs By Landlord; Maintenance And Repair Charges. Tenant shall
               ---------------------------------------------------
take good care of the Premises and shall reimburse Landlord for all damage done to the Building, the Complex or the Premises occasioned by any act or omission of Tenant or Tenant's officers, employees, contractors, agents, invitees, licensees or employees, including, but not limited to, cracking or breaking of glass. If Tenant fails to take good care of the Premises, Landlord, at its option, may do so, and in such event upon receiving written statements from Landlord, Tenant shall promptly pay the entire cost thereof as additional rent. Landlord shall have the right to enter the Premises for such purposes. Landlord shall have the right to enter the Premises for such purposes; provided Landlord gives Tenant at least forty eight (48) hours advance notice of Landlord's intent to do so, except no advance notice shall be necessary in the event of an emergency.

          (e)  Telecommunications Services. All telephone and telecommunications
               ---------------------------
services desired by Tenant shall be ordered and utilized by Tenant at its sole cost and expense.

Tenant understands and acknowledges the telecommunications switching facilities in the Complex may be owned and operated by a third party and such third party may have the right to charge other telecommunications providers for access to such facilities subject to applicable laws, rules and regulations. Tenant shall separately contract with such third party or another telecommunications provider (a "Provider") to provide telephone and telecommunications services to the Premises. If Tenant desires to utilize the services of a Provider whose equipment is not then servicing the Building, such Provider must obtain the written consent of Landlord (which consent will not be unreasonably withheld) before it will be permitted to install its lines or other equipment within the Building. Landlord's consent to the installation of lines or equipment within the Building by any Provider shall be evidenced by a written agreement between Landlord and the Provider, which contains terms and conditions acceptable to Landlord in its reasonable discretion. Landlord's refusal for any reason whatsoever to consent to any prospective Provider shall not be deemed a default or breach by Landlord of its obligations under this Lease. Landlord makes no warranty or representation to Tenant as to the suitability, capability or financial strength of any Provider whose equipment is presently serving the Building, and Landlord's consent to a Provider whose equipment is not presently serving the Building shall not be deemed to constitute such a representation or warranty. To the extent the service by a Provider is interrupted, curtailed or discontinued for any reason whatsoever, Landlord shall have no obligation or liability in connection therewith unless the interruption is caused by the negligence or intentional misconduct of Landlord, and it shall be the sole obligation of Tenant at its expense to obtain substitute service. The provisions of this paragraph are solely for the benefit of Tenant and Landlord, are not for the benefit of any third party, specifically including without limitation, no telephone or telecommunications provider shall be deemed a third party beneficiary hereof.

     SECTION 10. Licenses and Taxes. Tenant shall be liable for, and shall pay
                 ------------------
throughout the term of this Lease, all license and excise fees and occupation taxes covering the business conducted on the Premises and all personal property taxes levied with respect to all personal property located at the Premises. If any governmental authority levies a tax or license fee on rents payable under this Lease or rents accruing from use of the Premises or a tax or license fee in any form against Landlord or Tenant because of or measured by or based upon income derived from the leasing or rental thereof (other than a net income tax on Landlord's income), or a transaction privilege tax, such tax or license fee shall be paid by Tenant, either directly if required by law, or by reimbursing Landlord for the amount thereof upon demand.

     SECTION 11. Alterations by Tenant. Tenant shall not make any alterations,
                 ---------------------
additions or improvements in or to the Premises without first obtaining Landlord's prior written approval, which approval shall not be unreasonably withheld, and if required by Landlord, submitting to Landlord professionally-prepared plans and specifications. Tenant covenants it will cause all such alterations, additions and improvements to be performed at Tenant's sole cost and expense by a contractor reasonably acceptable to Landlord and in a manner which: (a) is consistent with any Landlord-approved plans and specifications and any reasonable conditions imposed by Landlord; (b) is in conformity with first class commercial standards; (c) includes acceptable insurance coverage for Landlord's benefit; (d) does not affect the structural integrity of the Building or the systems serving the Building or the Complex; (e) does not disrupt the business or operations of other tenants; and (f) does not invalidate or otherwise affect the construction and systems warranties then in effect with respect to the Building or the Complex. Tenant shall secure all governmental permits and approvals and comply with all other applicable governmental requirements and restrictions, and reimburse Landlord for all expenses incurred in connection therewith. Except as provided in Section 14 with regard to concurrent negligence, Tenant shall indemnify, defend and hold Landlord harmless from and against all losses, liabilities, damages, liens, costs, penalties and expenses (including attorneys' fees, but without waiver of the duty to hold harmless) arising from or out of the performance of such alterations, additions and improvements, including, but not limited to, all which arise from or out of Tenant's breach of its obligations under terms of this Section 11. All alterations, additions and improvements (expressly including all light fixtures, heating, ventilation and air conditioning units and floor, window and wall coverings), except Tenant's moveable trade fixtures and appliances and equipment not affixed to the Premises, shall immediately become the property of Landlord without any obligation on its part to pay therefor. These improvements remain Landlord's and Tenant shall not remove all or any portion thereof on the termination of this Lease except as specifically directed by Landlord in writing.

     SECTION 12. Care of Premises. Tenant shall take good care of the Premises
                 ----------------
(including all doors, entrances and lighting and plumbing fixtures located within the Premises) and shall reimburse Landlord for all damage done to the Complex, Building or Premises occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, including, but not limited to, cracking or breaking of glass. If Tenant fails to take good care of the Premises, Landlord may, at its option, do so, and in such event, upon receipt of written statements from Landlord, Tenant shall promptly pay the entire cost thereof as Additional Rent. Landlord shall have the right to enter the Premises for such purposes; provided, except in an emergency, Landlord must give Tenant at least forty eight (48) hours advance notice of its intent to do so. Except as provided in Section 17, there shall be no abatement or reduction of rent arising by reason of Landlord's making of repairs, alterations or improvements.

     SECTION 13. Surrender of Premises. At the expiration or sooner termination
                 ---------------------
of the Lease Term, Tenant shall return the Premises to Landlord in the same or better condition than on the Commencement Date (or, if altered, then the Premises shall be returned in such altered condition unless otherwise directed by Landlord pursuant to Section 11), except for reasonable wear and tear, damage by condemnation and damage by casualty not caused by Tenant or its employees, agents, contractors or invitees. Prior to such return, Tenant shall (i) remove its furniture and equipment, (ii) if so directed by Landlord, remove any and all telephone, computer and other communications system cabling and equipment installed by or for Tenant, (iii) restore the Premises to the condition of the Premises prior to the installation of said items, and (iv) repair any damage resulting from removal of said items. In no event shall Tenant remove floor coverings; heating, ventilating and air conditioning equipment; lighting equipment or fixtures; or floor, window or wall coverings unless otherwise specifically directed by Landlord in writing. Tenant's obligations under this
Section 13
shall survive the expiration or termination of this Lease. Tenant shall indemnify Landlord for all damages and losses suffered as a result of Tenant's failure to so redeliver the Premises on a timely basis.

     SECTION 14. Waiver; Indemnity.
                 -----------------

          (a)    Tenant Indemnity. Landlord shall not be liable for any injury
                 ----------------
to person, or for any loss or damage to any property (including property of Tenant) occurring in or about the Premises from any cause whatsoever, other than the negligence or intentional misconduct of Landlord or its employees or agents. Except as otherwise provided in this Section 14, Tenant shall indemnify, defend and hold Landlord, its partners, officers, agents, employees and contractors and Lenders, harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Landlord's attorneys' fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to any property arising out of or in connection with (i) Tenant's occupation, use or improvement of the Premises or that of its employees, agents or contractors, (ii) Tenant's breach of its obligations hereunder, or (iii) any negligent or willful act or omission of Tenant or any subtenant, licensee, assignee or concessionaire of Tenant, or of any officer, agent, employee, guest or invitee of Tenant, or of any such entity in or about the Premises, the Building or the Complex.

          (b)    Landlord's Indemnity. Except as otherwise provided in this
                 --------------------
Section 14, Landlord shall indemnify, defend and save Tenant, its partners, officers, agents, employees and contractors, harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (regardless of whether such claims involve litigation), resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to any property arising out of or in connection with (i) Landlord's breach of its obligations hereunder, or (ii) any negligent or willful act or omission of Landlord or any officer, agent, employee, guest or invitee of Landlord, or of any such entity, in or about the Premises, the Building or the Complex.

          (c)    General Indemnity Provisions. The indemnities in Sections 14(a)
                 ----------------------------
and 14(b) above are intended to specifically cover actions brought by the indemnifying party's own employees, and with respect to acts or omissions during the term of this Lease shall survive termination or expiration of this Lease. Such indemnities are specifically and expressly intended to constitute waivers by the indemnifying party of its immunity, if any, under Washington's Industrial Insurance Act, RCW Title 51, to the extent necessary to provide the other party with a full and complete indemnity from claims made by the indemnifying party and its employees, to the extent of their negligence. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Premises. If losses, liabilities, damages, liens, costs and expenses covered by either party's indemnity are caused by the sole negligence of the other party or by the concurrent negligence of both Landlord and Tenant, their employees, agents, invitees and licensees, then the indemnifying party shall indemnify the other only to the extent of the indemnifying party's own negligence or that of its officers, agents, employees, guests or invitees. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 12 AND THIS SECTION 14 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

          (d)    Release of Claims. Except as provided in Section 14(b) above,
                 -----------------
Tenant hereby fully and completely waives and releases all claims against Landlord for any losses or other damages sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, including but not limited to: any defect in or failure of Building or Complex equipment; any failure to make repairs; any defect, failure, surge in, or interruption of Building or Complex facilities or services; any defect in or failure of Common Areas; broken glass; water leakage; the collapse of any component or any Building or other improvement at the Complex; or any act, omission or negligence of co-tenants, licensees or any other persons or occupants of the Complex.

     SECTION 15. Insurance.
                 ---------

          (a)    Tenant's Insurance. Tenant shall, at its own expense, maintain
                 ------------------
comprehensive or commercial general liability insurance with broad form and stop gap endorsements with combined single limits of Two Million Dollars ($2,000,000), for property damage and loss and for personal injuries (including death), to insure and indemnify both Landlord and Tenant against claims, demands, losses, damages, liabilities and expenses arising out of or in connection with the use, operation, occupancy or condition of the Premises and Tenant's operations in and about the Premises. Landlord shall have the right to periodically review the appropriateness of such limits in view of inflation and/or changing industry conditions and to require a reasonable increase in such limits no more frequently than annually, upon ninety (90) days prior written notice. Landlord, any Lender designated by Landlord, and any agents of Landlord designated by Landlord (such as the Building property manager), shall be named as additional insureds and shall be furnished with a certificate of insurance on request. All such insurance shall bear an endorsement that the same shall not be canceled or materially altered without at least thirty (30) days prior written notice to such additional insureds. During the Lease Term, Tenant shall also maintain at its own expense insurance covering its furniture, fixtures, equipment and inventory and all improvements which it makes to the Premises in an amount equal to the full replacement cost thereof, against fire and such other perils as are covered by an all risk policy including plate glass coverage and coverage for sprinkler leakage.

          (b)    General Insurance Requirements. All insurance required of
                 ------------------------------
Tenant under this Lease shall (a) be issued by insurance companies authorized to do business in the State of Washington and otherwise acceptable to Landlord; (b) be issued as a primary policy, or under a blanket policy, not contributing with and not in excess of coverage which Landlord may carry; (c) in the case of the liability policy, contain a contractual liability coverage endorsement covering Tenant's indemnification duties under this Lease to the fullest extent insurable; and (d) have deductibles reasonably acceptable to Landlord. Tenant shall deliver to Landlord prior to the Commencement Date, and thereafter not less than thirty (30) days before the expiration dates of any expiring policies of insurance, and from time to time thereafter within ten (10) days after written request from Landlord, certificates of insurance evidencing the insurance coverages required of Tenant pursuant to this Paragraph 15. In no event shall the limits of any such policies be considered as limiting the liability of Tenant under this Lease. If Tenant does not deliver to Landlord certificates of insurance as required above, Landlord may charge Tenant a $50.00 noncompliance fee. If Tenant fails to maintain any insurance required of it under this Section 15, Landlord may do so, and Tenant shall reimburse Landlord for the full expense thereof upon demand.

          (c)    Landlord's Insurance. Throughout the Lease Term, Landlord shall
                 --------------------
maintain such property and liability insurance coverages as are customarily maintained by owners of buildings similar in age, location and construction to the Complex, and such additional insurance as any Lender may reasonably require, and the cost of all such insurance shall be considered an Operating Cost.

          (d)    Waiver of Subrogation. Neither Landlord nor Tenant shall be
                 ---------------------
liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or tangible personal property of the other occurring in or about the Premises, the Building or the Complex, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if such loss or damage is covered by insurance under terms of this Lease. Each party shall use its best efforts to cause each insurance policy obtained by it to contain the waiver of subrogation clause. Notwithstanding the foregoing, no such release shall be effective unless a party's insurance policy or policies expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

     SECTION 16. Assignment or Subletting.
                 ------------------------

          (a)    Consent Required. Tenant shall not sublet or encumber the whole
                 ----------------
or any part of the Premises, nor shall this Lease or any interest thereunder be assignable (for security purposes or otherwise) or transferable, voluntarily or involuntarily, by operation of law or by any process or proceeding of any court or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In determining whether to consent to a proposed assignment, subletting or other transfer, Landlord may consider any commercially reasonable basis for approving or disapproving the proposed subletting, assignment or other transfer, including without limitation any of the following:
(i) the experience or business reputation of the proposed assignee or sublessee,
(ii) whether the clientele, personnel or foot traffic which will be generated by the business of the proposed assignee or sublessee is consistent in Landlord's opinion with the businesses of other tenants of the Building and of the Complex,
(iii) notwithstanding that Tenant or others may remain liable under this Lease, whether the proposed assignee or sublessee has a net worth and financial strength and credit record satisfactory to Landlord, and (iv) whether the use of the Premises by the proposed assignee or sublessee will be substantially the same as the use of the Premises by Tenant, or whether such use is consistent with the businesses of other tenants then occupying the Complex, and whether such use will violate or create any potential violation of any laws or a breach or violation of any other lease or agreement by which Landlord is bound. Any assignment or sublease without Landlord's prior written consent, at Landlord's option, shall be void. No assignment or sublease shall release Tenant from primary liability hereunder. Each assignment and sublease shall be by an instrument in writing in form satisfactory to Landlord. The granting of consent to a given transfer shall not constitute a waiver of the consent requirement as to future transfers. Tenant shall also pay all legal fees and other costs incurred by Landlord in connection with Landlord's consideration of Tenant's request for approval of assignments or subleases, including assignments for security purposes. Tenant shall deliver to Landlord with its request for Landlord's approval of a proposed assignment or subletting a fee of $500.00 which shall be credited against the fees and costs payable by Tenant pursuant to the preceding sentence.

          Any transferee other than a subtenant approved by Landlord shall assume all obligations of Tenant and shall be jointly and severally liable with Tenant for the payment of rent, additional rent and other charges and performance of all of Tenant's obligations under this Lease. Tenant shall provide Landlord with full and complete duplicate originals of all instruments of assignment, sublease or assumption. It shall not be unreasonable for Landlord to withhold consent to a proposed assignment or sublease because it wishes to exercise its right to recapture all or part of the Premises under Section 16(b) hereof, or because (a) the proposed transferee is any governmental agency, federal, state, local or foreign government or incorporation, (b) the transfer would cause the Landlord to violate another lease or agreement to which Landlord is a party or would give another tenant in the Complex the right to cancel its lease, or (c) the proposed transferee occupies space in the Building or the Complex, is negotiating with Landlord to lease space in the Building or the Complex, or has negotiated with Landlord to lease space in the Building or the Complex during the six months immediately proceeding the notification from Tenant.

          (b)    Recapture Right. In lieu of giving its consent to a proposed
                 ---------------
assignment or subletting, Landlord may terminate the Lease as to the portion of the Premises affected by the action for which Landlord's consent is requested and recover possession thereof from Tenant within twenty (20) days following written notice thereof to Tenant. All costs incurred by Landlord in separating the remainder of the Premises from the area so retaken shall be paid by Tenant as Additional Rent.

          (c)    Additional Consideration. If Tenant assigns its interest in
                 ------------------------
this Lease or sublets the Premises, Tenant shall pay to Landlord any and all consideration received by Tenant for such assignment or sublease, whether such additional consideration is in the form of rent in excess of the Base Rent and/or Additional Rent payable by Tenant under this Lease, cash payments or otherwise; however, such additional consideration shall be reduced by any reasonable costs and expenses (including brokerage fees and tenant improvement costs) incurred by Tenant in connection with the sublease or assignment.


          (d)  Entity Ownership. The cumulative transfer (i.e. in one or more
               ----------------
sales or transfers, by operation of law or otherwise) of an aggregate of fifty percent (50%) or more of the voting stock issued and outstanding on the date of this Lease is executed by Landlord, including by creation or issuance of new stock of a corporation which is (i) owned by Tenant, (ii) the corporate assignee of Tenant, or (iii) any corporation which is a general partner in a general or limited partnership or member of a limited liability company which is the tenant or an assignee of the tenant of this Lease; or the cumulative transfer of an aggregate of fifty percent (50%) or more of the ownership interest in a general or limited partnership, limited liability company or other entity which is the tenant or an assignee of the tenant, by which an aggregate of fifty percent (50%) or more of such ownership interest is vested in a person or persons who are not general partners, members or other owners (except as the result of transfer by gift or inheritance), shall be deemed a Transfer of this Lease and shall be subject to the provisions of Section 16. For the purpose of Section 16, any entity which has undergone any of the changes described in this Section shall be deemed to be a transferee. The term "voting stock" means the stock regularly entitled to vote for election of directors of the corporation; and any stock, however denominated, which is convertible into such voting stock, shall be treated for purposes of the foregoing as if it were in fact converted. The two immediately preceding sentences, however, shall not be applicable to any Tenant corporation the outstanding voting stock of which is listed on a national securities exchange and actively traded "over the counter."

          (e)  Assignment by Landlord. If Landlord sells or otherwise transfers
               ----------------------
the Building(s), such purchaser or transferee shall be deemed to have assumed Landlord's obligations hereunder, and Landlord shall thereupon be relieved of all liabilities hereunder arising thereafter, but this Lease shall otherwise remain in full force and effect and Tenant shall attorn to Landlord's successor.

    SECTION 17. Destruction
                -----------

          (a)  Partial Destruction. If the Premises are rendered partially
               -------------------
untenantable by fire or other insured casualty, and if the damage is repairable within sixty (60) days from the date of the occurrence (with the repair work and preparations therefore to be done during regular working hours on regular work days), landlord shall repair the Premises with due diligence, to the extent of the insurance proceeds available (which shall be subject to the prior rights of any Lender), and the monthly minimum rental shall be abated in the proportion that the untenantable portion of the Premises bears to the whole thereof for the period from the date of the casualty to the completion of the repairs, unless the casualty results from Tenant's negligence or its breach of the terms hereof. If thirty percent (30%) or more of the rentable area of the Building is destroyed or damaged, regardless of whether the Premises are damaged, Landlord may terminate this Lease as of the date of such damage or destruction by giving notice to Tenant within thirty (30) days thereafter of the election so to do.

          (b)    Total Destruction. If the Premises are completely destroyed by
                 -----------------
fire or other casualty, or if they are damaged by uninsured casualty, or by insured casualty to such an extent that the damage cannot be repaired within sixty (60) days of the occurrence, Landlord shall have the option to restore the Premises or to terminate this Lease on thirty (30) days written notice, effective as of any date not more than sixty (60) days after the occurrence. If this Section becomes applicable, Landlord shall advise Tenant within thirty (30) days after such casualty whether Landlord elects to restore the Premises or to terminate this Lease. If Landlord elects to restore the Premises, it shall commence and prosecute the restoration work with diligence. For the period from the date of the casualty until completion of the repairs (or the date of termination of this Lease, if Landlord elects not to restore the Premises), the monthly minimum rent shall be abated in the same proportion that the untenantable portion of the Premises bears to the whole thereof, unless the casualty results from Tenant's negligence or its breach of its obligations under this Lease. If the Premises are totally damaged or destroyed, and the repairs to the Premises cannot or have not been completed within nine (9) months after the damage or destruction (subject to delays such as force majeure delays which are beyond Landlord's control), Tenant shall have the right to terminate this Lease by written notice given to Landlord within thirty (30) days after the end of the foregoing nine (9) month period, provided Landlord does not complete the repairs prior to the date Tenant delivers its termination notice to Landlord.

          (c)    Limitation. Except as otherwise provided in this Lease,
                 ----------
Landlord shall not be liable to Tenant for destruction or damage to any of Tenant's property including fixtures, equipment or other improvements, or for damages or compensation for inconvenience, loss of business or disruption arising from repairs or restoration of any portion of the Complex, the Building or the Premises.

     SECTION 18. Eminent Domain.
                 --------------

          (a)    Taking. If all of the Premises are taken by Eminent Domain,
                 ------
this Lease shall terminate as of the date Tenant is required to vacate the Premises and all Base Rent and Additional Rent shall be paid to that date. The term "EMINENT DOMAIN" shall include the taking or damaging of property by, through or under any governmental or statutory authority, and any purchase or acquisition in lieu thereof, whether the damaging or taking is by government or any other person. If a taking of any part of the Premises by Eminent Domain renders the remainder thereof unusable for the business of Tenant, in the reasonable judgment of Landlord or Tenant, this Lease, at the option of either party, may be terminated by written notice given to the other party not more than thirty (30) days after Landlord gives Tenant written notice of the taking, and such termination shall be effective as of the date when Tenant is required to vacate the portion of the Premises so taken. If this Lease is so terminated, all Base Rent and Additional Rent shall be paid to the date of termination. Whenever any portion of the Premises is taken by Eminent Domain and this Lease is not terminated, Landlord shall at its expense proceed with all reasonable dispatch to restore, to the extent of available proceeds (which shall be subject to the prior rights of any Lender) and to the extent it is reasonably prudent to do so, the remainder of the Premises to the condition they were in immediately prior to such taking, and Tenant shall at its expense proceed with all reasonable dispatch to restore its personal property and all improvements made by it to the Premises to the same condition they were in immediately prior to such taking. The Base Rent and Additional Rent payable hereunder shall be reduced from the date Tenant is required to partially vacate the Premises in the same proportion that the rentable area taken bears to the total rentable area of the Premises prior to taking.

          (b)    Award. Landlord reserves all right to the entire damage award
                 -----
or payment for any taking by Eminent Domain (subject to the prior right of any Lender), and except as provided below, Tenant waives all claim whatsoever against Landlord for damages for termination of its leasehold interest in the Premises or for interference with its business. Tenant hereby grants and assigns to Landlord any right Tenant may now have or hereafter acquire to such damages and agrees to execute and deliver such further instruments of assignment as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant in moving Tenant's merchandise, furniture, trade fixtures and equipment, provided, however, that Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not out of or as part of Landlord's damages.

     SECTION 19. Default by Tenant.
                 -----------------

          (a)    Definition. Tenant shall be deemed in default under this Lease
                 ----------
if (i) Tenant vacates or abandons the Premises, (ii) fails to pay Base Rent or Additional Rent, or make any other payment required of Tenant under this Lease on the date such rent or payment is due, (iii) Tenant violates or breaches or fails to keep or perform any covenant, term or condition of this Lease other than those requiring the payment of rent or otherwise requiring Tenant to make payments pursuant to this Lease, or (iv) Tenant or any guarantor files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for Tenant's or any guarantor's assets, or if Tenant or a guarantor makes an assignment for the benefit of creditors, or if Tenant or a guarantor is adjudicated insolvent. With respect to a default under (ii) above, Tenant shall have five (5) days after written notice of the default to remedy or cure its default. With respect to a default under (iii) above, Tenant shall have twenty
(20) days after written notice from Landlord to remedy or cure the default; however, if the default cannot reasonably be cured within such twenty (20) day period, and Tenant commences the cure within the twenty (20) day period, and Tenant thereafter diligently prosecutes the cure to completion in good faith, such twenty (20) day period shall be extended for such period of time as is reasonably necessary for Tenant to cure the default, but in no event more than an additional sixty (60) days. The foregoing notice and cure provisions shall be inclusive of and not in addition to the notices and cure periods provided for in RCW 59.12, as now or hereafter amended, or any legislation in lieu or substitution thereof.

          (b)    Remedies. If Tenant defaults and fails to cure the default
                 --------
within the applicable cure period, if any, Landlord shall have the following rights and remedies, at its option, which shall be cumulative and not exclusive, and which shall be in addition to and not in lieu of any other rights or remedies available to Landlord at law or in equity, or elsewhere in this Lease:
(i) to declare the Lease Term ended and reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; (ii) to cure such default on Tenant's behalf and at Tenant's cost and expense and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in effecting the cure; (iii) without declaring this Lease terminated, to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and collect any unpaid rentals and other charges, which have become payable, or which may thereafter become payable; (iv) even though it may have reentered the Premises, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

          (c)    Reentry. If Landlord reenters the Premises under option (iii)
                 -------
of Section 19(b), Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any Rent thereafter accruing as it becomes due, or to have terminated Tenant's liability for damages under any of the provisions hereof, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease, and Tenant shall be liable for and reimburse Landlord upon demand for all costs and expenses of every kind and nature incurred in retaking possession of the Premises and all other losses suffered by Landlord as a consequence of Tenant's default. In the event of any entry or taking possession of the Premises, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

          (d)    Termination. If Landlord elects to terminate this Lease
                 -----------
pursuant to the provisions of options (i) or (iv) of Section 19(b), Landlord may recover from Tenant as damages, the following: (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of the Rent loss Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to, any costs or expenses incurred by Landlord in retaking possession of the Premises, including reasonable attorneys' fees therefor; maintaining or preserving the Premises after such default; preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting; leasing commissions; and any other costs necessary or appropriate to relet the Premises; and (v) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the

State of Washington. As used in items (i) and (ii) of this Section 19(d), the "worth at the time of award" shall be computed by allowing interest at the interest rate specified in Section 6 of this Lease. As used in item (iii) above, the "worth at the time of award" shall be computed by using the then applicable discount rate quoted by the Federal Reserve Bank of San Francisco or its successor. For purposes of this Section 22 only, the term "RENT" shall be deemed to be the Base Rent and all Additional Rent and other sums required to be paid by Tenant pursuant to the terms of this Lease.

          (e)    Adequate Security. If a petition is filed by or against Tenant
                 -----------------
or Guarantor under any provision of the Bankruptcy Code or successor act, Tenant agrees that it shall be obligated to post a cash bond with Landlord equal to six
(6) months Base Rent and Additional Rent, to provide Landlord with adequate security for Tenant's performance of its obligations under this Lease.

          (f)    Landlord's Remedies Cumulative; Waiver. Landlord's rights and
                 --------------------------------------
remedies hereunder are not exclusive, but cumulative, and Landlord's exercise of any right or remedy due to a default or breach by Tenant shall not be deemed a waiver of, or alter, affect or prejudice any other right or remedy which Landlord may have under this Lease or by law or in equity. Neither the acceptance of rent nor any other acts or omissions of Landlord at any time or times after the happening of any event authorizing the cancellation or forfeiture of this Lease shall operate as a waiver of any past or future violation, breach or failure to keep or perform any covenant, agreement, term or condition hereof or to deprive Landlord of its right to cancel or forfeit this Lease, upon the written notice provided for herein, at any time that cause for cancellation or forfeiture may exist, or be construed so as at any future time to estop Landlord from promptly exercising any other option, right or remedy that it may have under any term or provision of this Lease.

     SECTION 20. Default by Landlord; Lender Protection.
                 --------------------------------------

          (a)    Default by Landlord. Landlord shall be in default if Landlord
                 -------------------
fails to perform its obligations under this Lease within twenty (20) days after its receipt of written notice of nonperformance from Tenant; provided that if the default cannot reasonably be cured within the twenty (20) day period, and Landlord commences the cure within said 20-day period and thereafter diligently prosecutes the cure to completion in good faith, such 20-day period shall be extended for such additional period of time as is reasonably necessary for Landlord to cure the default.

          (b)    Notice to Lender. Notwithstanding anything to the contrary in
                 ----------------
this Lease, Landlord shall not be in default under any provision of this Lease unless written notice specifying such default is given to Landlord and to any Lender who has been identified to Tenant in writing as a party to whom notice must be sent. Any Lender of Landlord entitled to notice pursuant to the preceding sentence shall have the right to cure any default on behalf of Landlord within the later of (a) thirty (30) days after receipt of such notice, or (b) thirty (30) days after the expiration of any cure period provided to Landlord pursuant to this Lease; provided, if such default cannot reasonably be cured within such thirty (30) day period, the Lender shall be entitled to such additional time as may be reasonably necessary to cure the default, if within the thirty (30) day period the Lender commences and thereafter diligently pursues the actions necessary for the Lender to cure such default by Landlord (including, if possession of the Premises is necessary to cure the default, commencing such judicial or nonjudicial proceedings as may be necessary for the Lender or a receiver to take possession of the Premises). So long as a Lender is diligently taking the actions reasonably necessary for it to cure Landlord's default, Tenant shall not exercise its remedies for Landlord's default under this Lease.

     SECTION 21. Attorneys' Fees. If either party retains the services of an
                 ---------------
attorney in connection with enforcing the terms of this Lease, or if suit is brought for the recovery of the Base Rent or Additional Rent due under this Lease or for the breach of any covenant or condition of this Lease or for the restitution of the Premises to Landlord and/or eviction of Tenant during the term of this Lease or after the expiration thereof, the substantially prevailing party therein will be entitled to recover from the other party the substantially prevailing party's reasonable attorneys' fees, witness fees and other court costs incurred in connection therewith.

     SECTION 22. Access by Landlord. Landlord and its agents shall have the
                 ------------------
right to enter the Premises at any time upon reasonable prior notice to Tenant to examine the same, and to show them to prospective purchasers, lenders or tenants, and to make such repairs, alterations, improvements, additions or improvements to the Premises, the Building or the Complex as Landlord may deem necessary or desirable; provided, in an emergency or perceived emergency or to provide normal services (such as janitorial and security services) to the Premises, and no advance notice shall be required. Landlord understands the Premises will contain proprietary and confidential information regarding Tenant and its customers. If Tenant is not personally present to permit entry and an entry is necessary in an emergency, Landlord may enter the same by master key or may forcibly enter the same, without rendering Landlord liable therefor. Nothing contained herein shall be construed to impose upon Landlord any duty of repair or other obligation not specifically stated in this Lease. Tenant shall change the locks to the Premises only through Landlord and upon paying Landlord for all costs related thereto, and providing Landlord with evidence that the new lock is keyed to landlord master lock system for the Complex.

     SECTION 23. Holding Over. Unless otherwise agreed in writing by Landlord,
                 ------------
any holding over by Tenant after the expiration of the term hereof consented to in advance in writing by Landlord shall be construed as a tenancy from month-to-month on the terms and conditions set forth herein, except the Base Rent shall be the Base Rent agreed to by Landlord and Tenant. Any such hold-over tenancy may be terminated by either party upon thirty (30) days written notice to the other party. If Tenant fails to surrender the Premises upon the termination of this Lease, without the prior written consent of Landlord, Tenant shall indemnify, defend and hold harmless Landlord from all losses, damages, liabilities and expenses resulting from such failure, including, without limiting, the generality of the foregoing, any claims made by any succeeding tenant arising out of such failure. Any holding over by Tenant after the expiration of the Lease Term without Landlord's consent shall be deemed a tenancy at will, terminable at any time by Landlord, at a rental rate equal to (a) two (2) times the Base Rent payable by Tenant during the last month rent is payable by Tenant pursuant to this Lease, plus (b) the Additional Rent then payable by Tenant pursuant to this Lease.

     SECTION 24. Subordination; Estoppel Certificates.
                 ------------------------------------

          (a)    Subordination. This Lease shall be automatically subordinate to
                 -------------
all of Landlord's mortgages, deeds of trust, or ground leases which heretofore and hereafter affect the Premises, the Building or the Complex, to any and all advances made or to be made thereunder, to the interest on the obligations secured thereby, and to all renewals, modifications, consolidations, replacements or extensions thereof. This subordination includes, without limitation, subordination of the Landlord's and Tenant's rights in casualty and condemnation proceeds under Sections 17 and 18 above to the prior rights of any Lender. This subordination shall be self operative, and no further instrument of subordination shall be necessary to effect such subordination; nevertheless, within fifteen (15) days after receiving a written request from Landlord, Tenant shall execute such additional instrument of subordination as may be required by Landlord (or its lenders or ground lessors) if such instrument of subordination provides so long as Tenant is not in default hereunder beyond any applicable cure period in this Lease, Tenant shall have continued enjoyment of the Premises free from any disturbance or interruption by reason of any foreclosure of any such deed of trust, mortgage or the exercise of any remedies by the lessor under any such ground lease. In the event of sale or foreclosure of any such mortgage or deed of trust, or exercise of the power of sale thereunder, or in the event of a transfer in lieu of foreclosure, or in the event a ground lessor acquires the Landlord's interests in the Building or the Complex, Tenant shall attorn to the purchaser (or transferee) of the Building or the complex at such foreclosure or sale and recognize such purchaser (or transferee) as Landlord under this Lease if so requested by such purchaser (or transferee). Such attornment shall be self operative and no further instruments need be executed to effect such attornment. If any lender elects to have this Lease superior to its mortgage or deed of trust and gives notice of its election to Tenant, then this Lease shall thereupon become superior to the lien of such mortgage or deed of trust, whether this Lease is dated or recorded before or after the mortgage or deed of trust.

          (b)    Estoppel Certificates. As a material inducement to Landlord to
                 ---------------------
enter into this Lease, Tenant covenants that it shall, within fifteen (15) days of the receipt thereof, acknowledge and deliver to Landlord an estoppel certificate in the form attached to this Lease as Exhibit E, or such other form
                                                  ---------
requested by Landlord from time to time, certifying, to the extent true, that
(i) Tenant shall be in occupancy, (ii) this Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating the modifications, (iii) Base Rent and Additional Rent have been paid only through a certain specified date, (iv) Tenant has no offsets, defenses or claims against Landlord, and (v) such other matters as Landlord may reasonably request. Tenant's failure to deliver an estoppel certificate within the fifteen (15) day period shall be deemed its confirmation of the accuracy of the information supplied by Landlord to the prospective lender or purchaser. Tenant acknowledges and agrees that Landlord and others will be relying and are entitled to rely on the statements contained in such estoppel certificates.

     SECTION 25. Relocation. Landlord reserves the right upon sixty (60) days
                 ----------
written notice to Tenant, to substitute other space within the Building or the Complex (the "Substitute Premises") for the Premises, provided that the Substitute Premises at least (a) contain approximately the same or a greater number of square feet as the Premises; (b) contain comparable tenant improvements; and (c) are made available to Tenant at a rental rate equal to the lesser of (i) the fair market rent for the Substitute Premises for the time period in question (namely, from the delivery date of the Substitute Premises through the Expiration Date), and (ii) Base Rent rate called for under this Lease as of the time of the substitution, either on a per square foot basis or in total. If the substitution occurs prior to the date Tenant initially occupies the Premises, then Landlord shall reimburse Tenant for the necessary and reasonable costs incurred by Tenant in planning for the space in the initial Premises which expenses have been previously approved by Landlord and which have no benefit to Tenant in the Substitute Premises. If Tenant is occupying the Premises at the time Landlord gives notice of any such relocation, Landlord shall (1) pay the reasonable cost of moving Tenant, its property and equipment to the Substitute Premises, (2) without cost or expense to Tenant, improve the Substitute Premises with improvements substantially similar to those located in the Premises, and (3) cause such relocation to occur in a manner which does not interfere with the conduct of Tenant's business in the Premises. All of the other terms, covenants and conditions of the Lease shall remain unchanged and in full force and effect, except that Section 1 and Exhibit B shall be revised to
                                                 ---------
identify the Substitute Premises, to state the square foot area of the Substitute Premises and to make the change, if any, in Base Rent. If Tenant elects to move to new space in the Complex or the Building other than at the request of Landlord, the terms of this section shall be inapplicable.

     SECTION 26. Liability of Landlord. Tenant shall look solely to rents,
                 ---------------------
issues and profits from the Complex (or the portions thereof then owned by Landlord) for the satisfaction of any judgment or decree against Landlord, whether for breach of the terms hereof or arising from a right created by statute or under common law. Tenant agrees that no other property or assets of the Landlord or any partner in Landlord shall be subject to levy, execution or other enforcement procedures for satisfaction of any such judgment or decree; and no partner, shareholder or other holder of an ownership interest in Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over the partnership).

     SECTION 27. Miscellaneous.
                 -------------

          (a)    Quiet Enjoyment. If Tenant fully complies with and promptly
                 ---------------
performs all of the terms, covenants and conditions of this Lease on its part to be performed, it shall have quiet enjoyment of the Premises throughout the Lease term, subject, however, to matters of record on the day hereof and to those matters to which this Lease may be subsequently subordinated.

          (b)    Notices. Any notices required in accordance with any of the
                 -------
provisions herein shall be in writing and (i) delivered personally, (ii) mailed by registered or certified mail to the parties at the addresses set forth in
Section 1 above, or to such other address as a party shall from time to time designate in writing by notice given pursuant to this Section 27(b), or (iii) sent by facsimile with electronic confirmation of receipt. If Tenant is a partnership, any notice required or permitted hereunder may be given by or to any one partner thereof with the same force and effect as if given by or to all thereof. If mailed, a notice shall be deemed received three (3) days after the postmark affixed on the envelope by the United States Post Office. If sent by facsimile, a notice shall be claimed received upon electronic confirmation of receipt.

          (c)    Successors or Assigns. All of the terms, conditions, covenants
                 ---------------------
and agreements of this Lease shall be binding upon and subject to Section 16 above, benefit Landlord, Tenant and their respective heirs, administrators, executors, successors and assigns, and upon any person or persons coming into ownership or possession of any interest in the Premises by operation of law or otherwise.

          (d)    Tenant Authority and Liability. Tenant warrants that this Lease
                 ------------------------------
has been duly authorized, executed and delivered by Tenant, and Tenant has the requisite power and authority to enter into this Lease and perform its obligations hereunder. Tenant covenants to provide Landlord with evidence of its authority and the authorization of this Lease upon request. All persons and entities named as Tenant herein shall be jointly and severally liable for Tenant's liabilities, covenants and agreements under this Lease.

          (e)    Brokers' Commission. Tenant represents that it has not dealt
                 -------------------
with any broker, agent or finder in connection with this Lease other than the brokers listed in Section 1 of this Lease, if any, and Tenant agrees to indemnify and hold Landlord harmless from all damages, judgments, liabilities, claims and expenses (including attorneys' fees) arising out of or in connection with any claim or demand of any other broker, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation of this Lease.

          (f)    Partial Invalidity. If any court determines that any provision
                 ------------------
of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each other term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          (g)    Recording. Tenant shall not record this Lease nor a memorandum
                 ---------
of this Lease without the prior written consent of Landlord.

          (h)    Force Majeure. Neither party shall be deemed in default under
                 -------------
this Lease for failing to perform its duties or obligations under this Lease if such failure is due to causes beyond its reasonable control, including but not limited to acts of God, acts of civil or military authorities, fires, floods, windstorms, earthquakes, strikes or labor disturbances, civil commotion, delays in transportation, governmental delays or war; provided, nothing in this Section 27(h) shall limit or otherwise modify or waive Tenant's obligation to pay Base Rent and Additional Rent as and when due pursuant to the terms of this Lease.

          (i)    Name of Complex and Building. Landlord may change the name of
                 ----------------------------
the Complex and the building at any time. Any such change shall not require amendment of this Lease or affect in any way Tenant's obligations under this Lease, and except for the name change, all terms and conditions of this Lease shall remain in full force and effect.

          (j)    Headings. The section headings used in this Lease are used for
                 --------
purposes of convenience and do not alter or limit in any manner the content of the sections. Whenever appropriate from the context, the use of any gender shall include any other or all genders, and the singular shall include the plural, and the plural shall include the singular.

          (k)    Execution by Landlord and Tenant; Approval of Lender. Landlord
                 ----------------------------------------------------
shall not be deemed to have made an offer to Tenant by furnishing Tenant with a copy of this Lease with particulars inserted. No contractual or other rights shall exist or be created between Landlord and Tenant until all parties have executed this Lease and, if specified in writing by Landlord, until it has been approved in writing by a Lender and fully executed copies have been delivered to Landlord and Tenant. Tenant agrees to make such changes herein as may be reasonably requested by a Lender, so long as such changes do not increase Base Rent and Additional Rent due from Tenant or otherwise materially alter Tenant's rights or obligations hereunder.

          (l)    Transportation Management Programs; Recycling. Tenant shall
                 ---------------------------------------------
cooperate with Landlord in meeting the objectives and complying with the terms and conditions of any transportation management plan now or hereafter instituted by any governmental authority and applicable to the Building or the Complex. Landlord will provide Tenant with notice of any such transportation plan now or hereafter in effect. In addition, Tenant will cooperate with and participate in any and all recycling programs now or hereafter in place with respect to the Building or the Complex, whether or not governmentally mandated, if all tenants of the Building or the Complex are requested to participate.

          (m)    Financial Statements. Within ten (10) days after Landlord's
                 --------------------
request therefor, Tenant shall deliver to Landlord such current financial statements regarding Tenant as Landlord may reasonably request. Tenant shall certify the accuracy of such statements. Landlord may make the financial statements available to potential lenders or purchasers, but shall otherwise preserve their confidentiality except in connection with legal proceedings between the parties or as otherwise directed by court rule or order. Before providing such financial statements to third parties, Landlord will obtain a confidentiality agreement (with terms reasonably acceptable to Tenant) from such persons or entities.

          (n)  Tax on Rent. The Base Rent and Additional Rent charged herein is
               -----------
exclusive of any sales, business and occupation, gross receipts or other tax based on rents, or tax on Tenant's property or tax upon or measured by the number of employees of Tenant, or any similar tax or charge. If any such tax or charge be hereinafter enacted, and imposed upon Landlord, Tenant shall pay Landlord the amount thereof concurrently with each monthly rent payment. If it shall not be lawful for Tenant so to reimburse Landlord, the monthly rent payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such tax or charge upon Landlord as would have been payable to Landlord prior to the imposition of such tax or charge. Tenant shall not be liable to reimburse Landlord for any federal income tax or other income tax of a general nature applicable to Landlord's income.

          (o)  Light, Air and View. Landlord does not guarantee the continued
               -------------------
present status of light or air over any property adjoining or in the vicinity of the Building or the Complex. Any diminution or shutting off of light, air or view by any structure which may be erected near or adjacent to the Building or the Complex shall in no way affect this Lease or impose any liability on Landlord.

          (p)  Entire Agreement; Applicable Law.  This Lease and the attached
               --------------------------------
exhibits set forth the entire agreement of Landlord and Tenant concerning the Premises and the Building, and there are no other agreements or understanding, oral or written, between Landlord and Tenant concerning the Premises or the Building. Any subsequent modification or amendment of this Lease shall be binding upon Landlord and Tenant only if reduced to writing and signed by them. This Lease shall be governed by, and construed in accordance with the laws of the State of Washington. Venue for any action under this Lease shall be in King County, Washington.

          (q)  Business Days. The term "business days" as used in this Lease
               -------------
means a weekday (i.e., Monday through Friday) other than a holiday observed by Landlord or Tenant.

     SECTION 28. Additional Lease Provisions.
                 ---------------------------

          (a)  Rooftop Equipment.
               -----------------

               (i) Subject to the terms of this Section 28(a), Tenant, at its sole costs and expense, shall have a non-exclusive license to install on the roof of the Building, a satellite dish or antenna and related communication equipment using signal strength similar to such equipment commonly located on the rooftops of comparable office buildings in the East and South King County areas (the "equipment"). Prior to installation, in addition to the location of the Equipment, Landlord must approve, which approval will not be unreasonably withheld: (1) the Equipment; (2) drawings submitted by Tenant showing the Equipment to be installed, method of installation, connectors to electrical services, conduit to the Premises in the Building, and such other information concerning the installation, use and maintenance of the Equipment which Landlord may request; and (3) the contractor selected by Tenant to install the Equipment, and the terms of the contract between Tenant and its contractor. If required by Landlord, Tenant shall use Landlord's roofing contractor during the installation of the Equipment. The installation work shall be done in a manner which does not invalidate any roof warranty then in effect, and Tenant will repair any damage to the roof or roof structure caused by such installation. The Equipment may be used only for Tenant's own communications needs and on a non-fee basis; provided, however, Tenant may propose the installation of additional Equipment for commercial purposes, for interfacing with satellite services and for the placement of other transmission and reception facilities, subject to Landlord and Tenant agreeing in writing on the extent of such additional Equipment, and a monthly fee for the use of the roof of the Building for such purposes. Tenant shall obtain (through Landlord or with Landlord's approval) all permits and approvals required by any governmental entities to install, operate or maintain the Equipment. At its sole cost and expense, Tenant shall maintain the Equipment and comply with all the laws, rules, regulations, ordinances and standards of all governmental authorities having jurisdiction over the Equipment or the Building. Tenant shall be responsible for all roof repair and additional maintenance costs, if any, attributable to the Equipment and Tenant's use of the Building roof pursuant to this Section 28(a). Tenant shall pay for all utilities used or consumed in connection with the Equipment; pay all personal property taxes, if any, separately assessed with respect to the Equipment; and if and to the extent the Equipment is assessed for tax purposes as part of the Building or Landlord's personal property, reimburse Landlord within thirty (30) days of Landlord's written demand for all additional taxes, if any, attributable to the Equipment as reasonably determined by Landlord.

               (ii) Installation, maintenance and use of the Equipment shall not in any way interfere with the systems of the Building or the Complex or the quiet enjoyment by any other tenant or occupant of the Building or the Complex, including without limitation the use of computers, television, radio, telephone and other communications equipment and any other communications apparatus now or hereafter located on the roof of the Building or elsewhere in the Complex. If Landlord receives complaints regarding interference with reception from another tenant, and Landlord reasonably believes the source of the interference is the Equipment, Tenant shall take all steps necessary to stop the interference. Within thirty (30) days following expiration or earlier termination of this Lease, Tenant shall remove the Equipment, repair any damage caused by such removal and restore the roof and any other affected areas of the Building to a condition at least as good as its condition immediately prior to the installation of the Equipment, ordinary wear and tear excepted. If Tenant fails to so remove the Equipment and restore the Building, Landlord may do so on Tenant's behalf, and Tenant shall within ten (10) days after demand pay to Landlord the actual costs incurred by Landlord in so doing. Landlord agrees to permit Tenant reasonable access to the roof and other Common Areas of the Building to facilitate the installation, use and maintenance of the Equipment and the removal of the Equipment. Any Equipment so installed shall be installed and used at Tenant's sole risk, and in no event shall Landlord be liable under any circumstances for any damage to the Equipment or loss of use related to the Equipment, except to the extent the damage is the result of the negligence or intentional misconduct of Landlord. Nothing in this Section 28(a) is intended to create any exclusive right in favor of Tenant to use the roof of the Building or any other portion of the Complex for telecommunications equipment or otherwise. At the request of Landlord, Tenant will cooperate with Landlord in relocating the Equipment to another location on the roof of the Building or elsewhere in the Complex so long as Landlord pays the reasonable cost of such relocation.

         (b)   Back-up Power.
               -------------

               (i) Subject to the terms of this Section 28(b), Tenant, at its sole costs and expense, shall have a non-exclusive right to install an emergency power generator (the "Generator") and an associated uninterrupted power supply switching facility (the "UPS") at a mutually acceptable location in the Complex adjacent to the Building. Prior to installation, in addition to the location, Landlord must approve: (1) the Generator and UPS, (2) drawings submitted by Tenant showing the Generator and UPS to be installed, method of installation, connectors to electrical services, conduit to the Premises, and such other information concerning the installation, use and maintenance of the Generator and UPS which Landlord may request, and (3) the contractor selected by Tenant to install the Generator and UPS, and the terms of the contract between Tenant and its contractor. The Generator and UPS shall be painted in a color approved by Landlord to match the adjacent improvements and shall be surrounded by an acoustic shield. Tenant shall obtain (through Landlord or with Landlord's approval) all permits and approvals required by any governmental entities to install, operate or maintain the Generator and UPS. At its sole cost and expense, Tenant shall maintain the Generator and UPS and comply with all the laws, rules, regulations, ordinances and standards of all governmental authorities having jurisdiction over the Building. Tenant shall be responsible for all additional maintenance costs, if any, attributable to the use, operation or maintenance of the Generator and UPS. Tenant shall pay for all utilities used or consumed in connection with the Generator and UPS; pay all personal property taxes, if any, separately assessed with respect to the Generator and UPS; and if and to the extent the Generator and UPS is assessed for tax purposes as part of the Building or Landlord's personal property, reimburse Landlord within thirty
(30) days of Landlord's written demand for all additional taxes, if any, attributable to the Generator and UPS. The Generator and UPS shall be used only for periodic testing and in the event Tenant's primary electrical service is interrupted. All testing shall take place at times acceptable to Landlord to minimize interference with other tenants. The Generator and UPS shall be used for backup power for Tenant only, and may not be used as a primary power source for Tenant or by any other person or entity.

               (ii) Installation, maintenance and use of the Generator and UPS shall not in any way interfere with the systems of the Building or the Complex or the quiet enjoyment by any other tenant or occupant of the Building or the Complex. Tenant shall within thirty (30) days following expiration or earlier termination of the Lease, remove the Generator and UPS, repair any damage caused by such removal and restore the affected areas of the Building or the Complex to a condition at least as good as its condition immediately prior to the installation of the Generator and UPS, ordinary wear and tear excepted. If Tenant fails to so remove the Generator and UPS and restore the Building or the Complex, Landlord may do so on Tenant's behalf, and Tenant shall within ten (10) days after demand pay to Landlord the actual costs incurred by Landlord in so doing. Landlord agrees to permit Tenant reasonable access to the Common Areas of the Building or the Complex to facilitate the installation, use and maintenance of the Generator and UPS and the removal of the Generator and UPS. Any Generator and UPS so installed shall be installed and used at Tenant's sole risk, and in no event shall Landlord be liable under any circumstances for any damage to the Generator and UPS or loss of use related to the Generator and UPS.

          (c)  Security. Landlord shall provide key-card access to the elevators
               --------
and entrances to the Building. Key access will be provided to the Premises; however, Tenant may install its own security surveillance systems restricting access to the Premises so long as Landlord is given reasonable access to the Premises in order to perform its obligations under this Lease or in the event of an emergency.

          (d)  Landlord's Representation and Warranties. Landlord represents and
               ----------------------------------------
warrants to Tenant that to the best of Landlord's knowledge:

               (i) The Building is "Year 2000 Compliant" (i.e., the Building systems are able to perform date-sensitive functions after December 31, 1999).


               (ii) No Hazardous Substances are or have been in the past generated, treated, stored or discharged on or at the Premises or Building except in accordance with applicable laws.

               (iii) The Building and the Common Areas thereof have been constructed in accordance with all applicable building codes and government requirements in place at the time of construction.

               (iv) The Building meets or exceeds all current ADA standard requirements in place at the time of construction thereof.

     For purposes of the warranties and representations of Landlord set forth in this Section 28(d), Landlord's knowledge shall be limited to matters within the actual present knowledge of Jack Rader, the general manager of Landlord, with respect to the Complex, without any independent investigation or obligation to make inquiry of any other person. If any of the foregoing representations or warranties are incorrect, any costs or expenses incurred by Landlord in correcting the inaccuracies shall be borne by Landlord.

          (e)  Right to Terminate. If by December 31, 2000, there have not been
               ------------------
opened in the Complex an exercise facility with locker rooms and exercise equipment, and a facility serving food, which are available for use by Tenant's employees, then so long as Tenant is not then in default under this Lease, Tenant may elect to terminate this Lease by giving Landlord written notice of Tenant's election to so terminate this Lease, which notice must be given before such facilities are opened and in any event no later than February 28, 2001. If Tenant so elects to terminate this Lease, (i) the termination shall be effective as of the last day of the sixth (6/th/) full calendar month following the date the termination notice is given to Landlord, and (ii) Tenant shall pay to Landlord a termination fee equal to the unamortized balance of "Landlord's Costs" (defined below), calculated as of the termination date. Within fifteen
(15) days after receiving Tenant's written termination notice Landlord will provide Tenant with written notice of the amount of the termination fee and Tenant shall pay the termination fee to Landlord within thirty (30) days after receiving Landlord's written notice of the amount of the termination fee. For purposes of determining the termination fee payable by Tenant pursuant to this
Section 28(e) and Section 28(g) below, Landlord's Costs will be amortized over the initial Lease Term at an interest rate of eleven percent (11%) per annum. For purposes of this Lease, the term "Landlord's Costs" means the sum of (1) the real estate fees and commissions paid by Landlord in connection with this Lease, and (2) the costs and expenses incurred by Landlord in making improvements to the Premises pursuant to the Workletter, or otherwise.

          (f)  Risers; Conduit. Subject to Landlord's review and approval of
               ---------------
plans and specifications, including methods of installation and connection to Building systems, and such other information as Landlord may request, Tenant at its expense may (i) connect to any fiber optic lines under West Valley Highway to the west of the Building, and (ii) install cable and conduits from the adjacent street, the ground floor of the Building and the roof of the Building to the Premises. Tenant, at its expense, shall be solely responsible for obtaining any third party approvals (including governmental permits or licenses) necessary in order for Tenant to do anything otherwise permitted pursuant to this Section 28(f).

          (g)  Right of First Opportunity. From and after Tenant notifies
               --------------------------
Landlord in writing that Tenant needs additional space in the Building (an "Expansion Notice"), Tenant shall have a right of first offer (the "RFO") to lease any space in the Building which is adjacent and contiguous to the Premises that becomes available for lease during the initial Lease Term (the "RFO Space"). Tenant's rights to RFO Space shall be subject to the expansion and extension rights of other tenant's of the Building, and space will not be considered available if the tenant occupying the space agrees with Landlord to extend the term of its lease of the space. From and after the date Tenant gives the Expansion Notice to Landlord, and prior to leasing any RFO Space to a third party, Landlord will first advise Tenant in writing (the "RFO Notice") of the amount of any RFO Space which is available, and the terms and conditions on which Landlord is prepared to lease the subject RFO Space to Tenant. If the RFO Notice is given during the last thirty six (36) months of the initial Lease Term, Landlord may require that the term of this Lease be extended (on mutually acceptable terms and conditions) for up to five (5) years from the date Tenant occupies the

RFO Space. Tenant shall have ten (10) business days after receiving an RFO Notice to notify Landlord in writing that Tenant desires to lease all of the subject RFO Space on the terms and conditions set forth in the RFO Notice. If Tenant fails to timely notify Landlord of its interest in leasing all of the subject RFO Space, Landlord shall be free to lease such space to any other person or entity. If during the first twenty four (24) months of the Lease Term Tenant has given an Expansion Notice to Landlord advising Landlord that Tenant desires to lease 5,000 or more rentable square feet of space in the Building, and Landlord is unable during such twenty four (24) month period to provide Tenant with at least an additional 5,000 rentable square feet of additional space in the Building on terms and conditions mutually acceptable to Landlord and Tenant, then so long as Tenant is not in default under this Lease, Tenant shall have a one-time right to terminate this Lease by giving a written termination notice to Landlord, which notice must be given within two (2) months following the end of such twenty four (24) month period. If Tenant so elects to terminate this Lease, (i) the termination shall be effective as of the last day of the sixth (6th) full calendar month following the date the termination notice is given to Landlord, and (ii) Tenant shall pay to Landlord a termination fee equal to the unamortized balance of Landlord's Costs, calculated as of the termination date. Within fifteen (15) days after receiving Tenant's written termination notice Landlord will provide Tenant with written notice of the amount of the termination fee and Tenant shall pay the termination fee to Landlord within thirty (30) days after receiving written notice of the amount of the termination fee.

         DATED as of the day and year first indicated above.

                                    LANDLORD:

                                    INTRAROCK 1 LLC, a
                                    Delaware limited liability company

                                    By: Space Center East LLC, its manager

                                        By: Intracorp Real Estate, L.L.C.,
                                            member

                                              By: Intracorp Investments, L.L.C.,
                                              its manager


                                              By: /s/ Jack Rader
                                                 ------------------------------
                                                 Its GENERAL MANAGER
                                                    ---------------------------


[Signatures continued on next page]

                                 TENANT:

                                 PEERLESS SYSTEMS IMAGING PRODUCTS,
                                 INC., a Washington corporation



                                 By /s/ Gordon Hanson
                                    --------------------------------
                                  Its VP & GM
                                      ------------------------------

STATE OF WASHINGTON )

                    ) ss.

COUNTY OF KING      )


        On this 31/st/ day of March, 2000, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Jack Rader, to me known to be the General Manager of Intracorp Investments, L.L.C., manager of Intracorp Real Estate, L.L.C., member of Space Center East LLC, as manager of INTRAROCK 1 LLC, the corporation named in and which executed the foregoing instrument; and he/she acknowledged to me that he/she signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

        I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.



        WITNESS my hand and official seal the day and year in this certificate above written.



                                    /s/ Daniel A. Mathews
                                   --------------------------------------
                                    Signature

                                    Daniel A. Mathews
                                    --------------------------------------
                                    Print Name

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at Bellevue, WA. My commission expires May 15, 2000.

NOTARY SEAL OF DANIEL A. MATHEWS.
COMMISSION EXPIRES
NOTARY PUBLIC 5-15-00
STATE OF WASHINGTON

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )



         On this 17/th/ day of March, 2000, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Gordon Hanson, known to me to be the VP and GM of PEERLESS SYSTEMS IMAGING PRODUCTS, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

         I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.


         WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.



                                    /s/ Barbara J. Gelling
                                    ----------------------------------
                                    Signature

                                    Barbara J. Gelling
                                    ----------------------------------
                                    Print Name

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at Seattle. My
                                    commission expires 11/29/03.


NOTARY SEAL OF BARBARA J. GELLING
COMMISSION EXPIRES
NOTARY PUBLIC 11-29-03
STATE OF WASHINGTON

                                   EXHIBIT A

                               LEGAL DESCRIPTION

Parcel 1 of Greenriver Corporate Park One Short Plat No. SPC-84-4 (SPC-84-6), according to the Short Plat recorded under King County Recording No. 8410250437; situated in the City of Kent, County of King, State of Washington.

                                    EXHIBIT B

                                   FLOOR PLAN

                                  See Attached

BUILDING 230
FOURTH FLOOR

                                    EXHIBIT C

                                    SITE PLAN

                                  See Attached

                        [MAP APPEARS HERE]

                                    EXHIBIT D

                                   WORK LETTER

     This Exhibit D is attached to and made a part of the Office Lease dated as of March 15, 2000, between INTRAROCK 1 LLC, a Delaware limited liability company ("Landlord") and PEERLESS SYSTEMS IMAGING PRODUCTS, INC. ("Tenant"). Defined terms used in this Exhibit D will have the same meanings given them in the Lease.

     1.   Base Building Improvements. At its sole cost and expense, Landlord
          --------------------------
will install new ceiling tile and fluorescent light fixtures throughout the Premises, and new digital HVAC controls.

     2.   Tenant Improvements. Landlord agrees to make additional improvements
          -------------------
to the Premises in accordance with this Exhibit D (the "Tenant Improvements"). Design and construction of the Tenant Improvements will be provided at Tenant's expense; however, Landlord shall pay the cost of the Tenant Improvements up to an amount equal to Eighteen and 00/100 Dollars ($18.00) per rentable square foot of the Premises (the "Tenant Allowance"). Landlord will make up to an additional Ten and 00/100 Dollars ($10.00) per rentable square foot of the Premises available to Tenant to pay for the costs of construction of the Tenant Improvements (the "Additional Allowance") to the extent such costs exceed the amount of the Tenant Allowance. If Tenant elects to use any of the Additional Allowance, the amount so used by Tenant will amortized over the initial term of this Lease at an interest rate equal to ten percent (10%) per annum, and the monthly Base Rent will be increased by the amount of the monthly payments necessary to fully amortize the Additional Allowance (or portion thereof used by Tenant) over the initial Lease Term. If Tenant elects to terminate this Lease in accordance with the terms of Sections 27(e) or 27(g) of the Lease, the unamortized balance of the Additional Allowance will be due and payable in full. Furthermore, Landlord agrees to make available to Tenant a space planning allowance in the amount of $.15 per useable square foot of the Premises to pay for costs associated with Tenant's design of the Tenant Improvements. The Tenant Allowance will be applied only to the costs of construction of the Tenant Improvements, and a coordination and administration fee to Landlord. The coordination and administration fee to Landlord shall be in an amount equal to three percent (3%) of the cost of constructing the Tenant Improvements. All work will be performed by designers and contractors selected and engaged by Landlord.

     3.   Approval of Plans; Construction of Tenant Improvements.
          ------------------------------------------------------

          (a)  Preparation of Plans. Landlord and Tenant shall cooperate with
               --------------------
each other in the preparation of all plans and specifications for the Tenant Improvements. All such plans and specifications must have the approval of both Landlord and Tenant, which approval will not be unreasonably withheld or delayed by either party. Complete plans and specifications and a cost estimate for the Tenant Improvements will be approved by Landlord and Tenant no later than thirty (30) days after the full execution of this Lease in accordance with the procedure set forth in paragraph 3(b) below.



          (b)  Approval of Plans. Within five (5) days after the full execution
               -----------------
of the Lease, Tenant, at its expense, will provide Landlord's architect with instructions sufficient to enable Landlord's architect to prepare complete plans and specifications for the Tenant Improvements. Such plans and specifications and a cost estimate for the Tenant Improvements will e prepared by Landlord's architect and submitted to Landlord and Tenant for preliminary approval. Landlord and Tenant shall use diligent efforts to approve or disapprove such plans and specifications and cost estimate within ten (10) days after receipt thereof. When the plans, specifications and cost estimate are so approved by Landlord and Tenant, Landlord shall obtain from its general contractor a quotation of the cost of the Tenant Improvements and, if Landlord approves such quotation, it shall submit the same to Tenant for approval as the price to be paid by Tenant to Landlord for the Tenant Improvements. Upon written approval of such price by Tenant, Landlord and Tenant will be deemed to have given final approval to the plans and specifications on the basis of which the quotation was made, and Landlord will be authorized to proceed with the improvement of the Premises in accordance with such plans and specifications. If Tenant disapproves such price or fails to approve or disapprove such price within five (5) days after Landlord provides such price to Tenant, Landlord will not be obligated to commence work on the Premises until such time as Landlord and Tenant approve a price for the Tenant Improvements, and Tenant will be responsible for any costs due to any resulting delay in completion of the Premises.

          (c)  Payments. Prior to commencement of the Tenant Improvements and if
               --------
the price for such Tenant Improvements is greater than the Tenant Allowance, Tenant shall deposit with Landlord any additional cost above the Tenant Allowance (the "Additional Cost Deposit"), unless Tenant elects to use all or any portion of the Additional Allowance, in which case Tenant shall deposit with Landlord any additional cost above the sum of the Tenant Allowance and the amount of the Additional Allowance which Tenant has elected to use. Landlord's contractor will complete the Tenant Improvements in accordance with the approved final plans and specifications. Payments for the Tenant Improvements will be made as follows: (i) first, by application of the Additional Cost Deposit; (ii) second , by application of the entire Tenant Allowance provided by Landlord against the monthly progress payments due; (iii) third, by application of any portion of the Additional Allowance which Tenant has elected to use, and (iv) fourth, Tenant shall pay, within ten (10) days after receipt of monthly progress statements from Landlord, the full amount of such progress billings.

          (d)  Modifications. If Tenant requests any change after the plans and
               -------------
specifications are approved, Tenant shall request such change in writing to Landlord and such request will be accompanied by all plans and specifications necessary to show and explain changes from the approved final plans and specifications. After receiving this information,

Landlord will give Tenant, within five (5) business days, a written price for the cost of engineering design services and an estimate of construction costs to incorporate the change in Tenant's final plans and specifications. If Tenant approves of such price in writing within five (5) business days, Landlord will have such changes made to engineering drawings in final plans and specifications. Within five (5) business days after completion of such changes in the final plans and specifications, Landlord will provide Tenant a written breakdown of the final costs which will be chargeable or credited to Tenant for such change and any impact such change will have on the schedule of construction. If Tenant wishes to proceed with such change, Tenant shall, within five (5) business days, so notify Landlord in writing. In the absence of such notice, Landlord shall proceed in accordance with the previously approved final plans and specifications before such change was requested. Tenant will be responsible for any resulting delay in completion of the Premises due to modification of final plans and specifications. Tenant will also be responsible for any demolition work required as a result of the change.

          4.   Other Work by Tenant. All work not within the scope of the normal
               --------------------
construction trades employed on the Building, such as installation of draperies (other than building standard window coverings), furniture, telephone equipment and wiring and office equipment will be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Landlord's contractors. Any movers or other laborers used by Tenant must be approved by Landlord and will be subject to the administrative supervision of Landlord's general contractor. Landlord will give access and entry to the Premises to Tenant to enable Tenant to adapt the Premises for Tenant's use provided, however, that such entry is prior to the commencement of the term of this Lease. Such entry shall be subject to Section 3(b) of the Lease.

          5.   Representatives. Landlord and Tenant shall each appoint a
               ---------------
representative to act in all matters associated with this workletter. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this workletter will be made to Landlord's representative or Tenant's representative, as applicable. Tenant will not make any inquiries of or requests to and will not give any instructions or authorizations to any employee or agent of Landlord including, without limitation, Landlord's architect, engineers and contractors or any of their agents or employees with regard to matters associated with this workletter. Either party may change its representative under this workletter at any time by providing three (3) days prior written notice to the other party.

                                    EXHIBIT E

                              ESTOPPEL CERTIFICATE

          THIS ESTOPPEL CERTIFICATE (this "Certificate") is made this _____ day of _______________, ________, by ____________________________, a
_________________ ("Tenant"), to and for the benefit of INTRAROCK 1 LLC ("Landlord") and ______________________________, a ________________________
("Purchaser") [("Lender")].

                                    Recitals
                                    --------
          A. Tenant is the tenant under that certain Office Lease, dated as of _______________, as amended by _______________________________ (as so amended, the "Lease"), covering certain premises located at _______________________________, as more particularly defined and described in the Lease (the "Leased Premises"); and

          B. Purchaser [Lender] intends to purchase [make a loan secured by] certain property, including the Leased Premises (the "Property") from the Landlord; and

         C. Purchaser [Lender] has requested that Tenant provide certain certifications with respect to the Lease which Purchaser [Lender] will rely on in connection with its acquisition of [loan secured by] the Property;


                                  Certification
                                  -------------
         NOW, THEREFORE, Tenant hereby certifies to Purchaser [Lender] as follows:

         (a)    That Tenant is the tenant under the Lease;

         (b)    That attached hereto as Exhibit A is a true, correct and
                                        ---------
complete copy of the Lease, that the Lease has not been modified, changed, altered, or amended in any respect except as expressly set forth in Exhibit A,
                                                                    ---------
constitutes the entire agreement between Tenant and the Landlord with respect to the Leased Premises and has been duly executed and delivered on behalf of Tenant pursuant to proper authority therefor;

         (c) That any work and all other improvements to the Leased Premises required to be furnished or constructed by the Landlord pursuant to the terms of the Lease have been completed to Tenant's satisfaction, that Tenant has accepted the Leased Premises, and that the term of the Lease commenced on _________________. The term of the lease expires on _____________________, and
Tenant has the following options to extend the term of the lease (if none, insert "none"): __________________;

         (d) That the fixed minimum net rent for the Leased Premises is currently $_____________ per month and the additional rent is currently $__________________ per month, and has been paid to and including
____________________, 1999 and that there has been no prepayment of rent or other amounts due under the Lease other than that provided for in the Lease for the calendar month of this Certificate;

         (e) That there are $_________ in security deposits held under the Lease;

         (f) That Tenant has no options to purchase or lease the Property and no rights of first offer or rights of first refusal with respect thereto, except as otherwise set forth in the Lease;

         (g) That any of Tenant's rights of fist offer or rights of first refusal applicable to the sale of the Property to Purchaser and any prohibition on Landlord's right to transfer the Property have been waived;

         (h) That, except as noted below, the Lease is in full force and effect, that there exists no default nor state of facts which with notice or the passage of time would constitute a default of Tenant thereunder or, to the knowledge of Tenant, on the part of the Landlord thereunder, and Tenant has made no claim against Landlord alleging Landlord's default under the Lease; Tenant has no claims, counterclaims, defenses, or set-offs against Landlord arising from the Lease or otherwise, nor is Tenant entitled to any rental concession, rebate, allowance or free rent for any period after this certification;

         (i) That there are no actions, whether voluntary or otherwise, pending or, to the knowledge of Tenant, threatened, against Tenant under the bankruptcy laws of the United States or any state thereof;

         (j) No labor or materials have been supplied to the Leased Premises at the request of, or on behalf of, Tenant for which full payment has not been made; and

         (k) The assignment of the Lease to Purchaser [Lender] does not violate any of the terms of the Lease.

Tenant acknowledges and agrees that the Purchaser [Lender] shall be entitled to rely on Tenant's certifications and agreements set forth herein.

                                [Tenant]
                                --------

                                By: /s/ Gordon Hanson
                                    ------------------------------

                                  Its: VP & GM
                                      -----------------------------

                                    EXHIBIT F

                                GUARANTY OF LEASE

     THIS GUARANTY OF LEASE (this "Guaranty") is made this 15th day of March, 2000.

     1.   Guaranty. As a material inducement to INTRAROCK 1 LLC, a Delaware
          --------
limited liability company ("LANDLORD"), to enter into a certain Office Lease (the "LEASE"), dated March 15, 2000, between Landlord and PEERLESS SYSTEMS IMAGING PRODUCTS, INC., a Washington corporation ("Tenant"), as tenant of the premises known as Creekside One Building, located at 20415 - 72nd Avenue South in Kent, King County, Washington, PEERLESS SYSTEMS CORPORATION, a Delaware corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245 USA (the "Guarantor") unconditionally and irrevocably guarantees the full, complete and prompt performance of each and every obligation on the part of Tenant to be performed under the Lease by Tenant irrespective of the validity, binding effect, legality or enforceability of the Lease or whether the Lease has been duly executed by Tenant, or any other circumstance which might now or hereafter constitute a legal or equitable discharge or defense of Guarantor. Guarantor acknowledges that it will receive a direct financial benefit by virtue of the execution and delivery of the Lease.

     2.   Independent Liability. Guarantor agrees that its liability hereunder
          ---------------------
is independent of the liability of Tenant, and its successors and assigns, as tenant under the Lease, and that a separate action or actions may be brought and prosecuted against Guarantor whether or not Tenant, or its successors and assigns, is joined in any such action or actions and whether or not Landlord has first pursued any or all other remedies to which it may also be entitled, against Tenant or otherwise.

     3.   Landlord's Authority. Guarantor authorizes Landlord, without notice or
          --------------------
demand, from time to time without affecting Guarantor's obligations hereunder, to: (i) compromise, extend or otherwise change or modify any and all of the provisions of the Lease, including, but not by way of limitation, increasing or reducing the rent thereunder or releasing Tenant as to all or any portion of the obligations hereby guaranteed; (ii) from time to time, and without inquiry as to financial condition, release any other guarantor from its obligations, or accept additional or substituted security for the performance of any obligations hereby guaranteed; or (iii) release or subordinate any security for the performance of any obligation hereby guaranteed.

     4.   Actions Not Affecting Guarantor's Obligations. Guarantor's obligations
          ---------------------------------------------
under this Guaranty shall be a continuing liability and shall in no way be affected or diminished by reason of (i) any extension of time or other indulgence that may at any time, and from time to time, be granted by Landlord to Tenant; (ii) the release or discharge of Tenant in any creditors' receivership, bankruptcy or other proceeding; (iii) the impairment, limitation or modification of the liability or the obligations of Tenant or its trustee or receiver, or such impairment, limitation or modification of Landlord's remedies by virtue of the Bankruptcy Code or other statute or from a decision of any court including the disaffirmance or rejection of the Lease in any such proceeding; (iv) the assignment or other transfer of the Lease or its interest therein by Tenant; or
(v) the existence of any counterclaim, offset or other claim alleged by Tenant in connections with Landlord's enforcement of its rights under this Guaranty.

     5.   Guarantor's Waivers. As further inducement to Landlord to enter into
          -------------------
the Lease and in consideration for it, Guarantor expressly waives (i) any right to require Landlord to proceed against Tenant or any other guarantor, proceed against any security held from Tenant or any other guarantor or proceed against or exhaust any other remedy in Landlord's power, and (ii) any right to notice of nonperformance on the part of Tenant except as expressly provided for in the Lease.

     6.   Subordination. Any indebtedness of Tenant now or hereafter held by
          -------------
Guarantor is subordinated to the indebtedness of Tenant to Landlord without reduction or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.


     7.   Termination of Guarantor's Obligations. This Guaranty will continue in
          --------------------------------------
effect until one day following the final payment and performance by Tenant under the Lease.

     8.   Joint and Several Obligation. This Guaranty will be the joint and
          ----------------------------
several obligation of each of the undersigned, if there be more than one, and will bind the individual and community property of each of them. Guarantor's liability hereunder is coextensive with that of tenant and will be joint and several.

     9.   Successors and Assigns. Guarantor's obligations hereunder will inure
          ----------------------
to the benefit of Landlord's successors and assigns, including by merger or consolidation. Any reference in this Guaranty to Tenant includes the Tenant's heirs and personal representatives.

     10.  Fees and Costs. If either party retains the services of an attorney in
          --------------
connection with enforcing the terms of this Guaranty, or if suit is brought for the recovery of the Base Rent or Additional Rent due under this Guaranty or for the breach of any covenant or condition of this Guaranty during the term of this Guaranty or after the expiration thereof, the substantially prevailing party therein will be entitled to recover from the other party the substantially prevailing party's reasonable attorneys' fees, witness fees and other court costs incurred in connection therewith.

     11.  Choice of Law/Venue. The validity and interpretation of this Guaranty
          -------------------
will be determined in accordance with the laws of the State of Washington. Venue for any action hereunder shall be in King County, Washington.

     12.  Jurisdiction. Guarantor acknowledges and agrees that all disputes
          ------------
relating in any way to this Guaranty, including all actions to enforce this Guaranty, will be dealt with and adjudicated in the state courts of Washington or the federal court sitting in Washington; and Guarantor expressly and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding relating to this Guaranty.

     13.  Bankruptcy. Should Landlord be obligated by any bankruptcy or other
          ----------
law to repay Tenant or Guarantor or to any trustee or other representative any amounts previously paid, then this Guaranty will be reinstated in the amount of such repayment.

     14.  Notice. Any notice of demand hereunder must be in writing and will be
          ------
deemed given (i) when delivered personally, or (ii) two (2) days after being sent by United States certified or registered mail, return receipt requested, postage prepaid to the address of Guarantor at PEERLESS SYSTEMS CORPORATION, a Delaware corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245 USA, or (iii) upon receipt if sent by private courier service guaranteeing next day delivery, addressed to Guarantor at the aforementioned address. Guarantor may change the address for purposes of this paragraph by delivering to Landlord written notice of such chance in accordance with the terms of this paragraph.



                                        GUARANTOR:



                                        PEERLESS SYSTEMS CORPORATION




                                        /s/ CAROLYN M. MADUZA
                                        ----------------------------------
                                        Carolyn M. Maduza, Senior Vice President
                                        of Finance and Chief Financial Officer

                                GUARANTY OF LEASE

     THIS GUARANTY OF LEASE (this "Guaranty") is made this 15th day of March, 2000.

     1.   Guaranty. As a material inducement to INTRAROCK 1 LLC, a Delaware
          --------
limited liability company ("Landlord"), to enter into a certain Office Lease (the "Lease"), dated March 15, 2000, between Landlord and PEERLESS SYSTEMS IMAGING PRODUCTS, INC., a Washington corporation ("Tenant"), as tenant of the premises known as Creekside One Building, located at 20415 - 72nd Avenue South in Kent, King County, Washington, PEERLESS SYSTEMS CORPORATION, a Delaware corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245 USA (the "Guarantor") unconditionally and irrevocably guarantees the full, complete and prompt performance of each and every obligation on the part of Tenant to be performed under the Lease by Tenant irrespective of the validity, binding effect, legality or enforceability of the Lease or whether the Lease has been duly executed by Tenant, or any other circumstance which might now or hereafter constitute a legal or equitable discharge or defense of Guarantor. Guarantor acknowledges that it will receive a direct financial benefit by virtue of the execution and delivery of the Lease.

     2.   Independent Liability. Guarantor agrees that its liability hereunder
          ---------------------
is independent of the liability of Tenant, and its successors and assigns, as tenant under the Lease, and that a separate action or actions may be brought and prosecuted against Guarantor whether or not Tenant, or its successors and assigns, is joined in any such action or actions and whether or not Landlord has first pursued any or all other remedies to which it may also be entitled, against Tenant or otherwise.

     3.   Landlord's Authority. Guarantor authorizes Landlord, without notice or
          --------------------
demand, from time to time, without affecting Guarantor's obligations hereunder, to: (i) compromise, extend or otherwise change or modify any and all of the provisions of the Lease, including, but not by way of limitation, increasing or reducing the rent thereunder or releasing Tenant as to all or any portion of the obligations hereby guaranteed; (ii) from time to time, and without inquiry as to financial condition, release any other guarantor from its obligations, or accept additional or substituted security for the performance of any obligations hereby guaranteed; or (iii) release or subordinate any security for the performance of any obligation hereby guaranteed .

     4.   Actions Not Affecting Guarantor's Obligations. Guarantor's obligations
          ---------------------------------------------
under this Guaranty shall be a continuing liability and shall in no way be affected or diminished by reason of (i) any extension of time or other indulgence that may at any time, and from time to time, be granted by Landlord to Tenant; (ii) the release or discharge of Tenant in any creditors' receivership, bankruptcy or other proceeding; (iii) the impairment, limitation or modification of the liability or the obligations of Tenant or its trustee or receiver, or such impairment, limitation or modification of Landlord's remedies by virtue of the Bankruptcy Code or other statute or from a decision of any court including the disaffirmance or rejection of the Lease in any such proceeding; (iv) the assignment or other transfer of the Lease or its interest therein by Tenant; or

(v) the existence of any counterclaim, offset or other claim alleged by Tenant in connections with Landlord's enforcement of its rights under this Guaranty.

     5.   Guarantor'S waivers. As further inducement to Landlord to enter into
          -------------------
the Lease and in consideration for it, Guarantor expressly waives (i) any right to require Landlord to proceed against Tenant or any other guarantor, proceed against any security held from Tenant or any other guarantor or proceed against or exhaust any other remedy in Landlord's power, and (ii) any right to notice of nonperformance on the part of Tenant except as expressly provided for in the Lease.

     6.   Subordination. Any indebtedness of Tenant now or hereafter held by
          -------------
Guarantor is subordinated to the indebtedness of Tenant to Landlord without reduction or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

     7.   Termination of Guarantor's Obligations. This Guaranty will continue in
          ---------------------------------------
effect until one day following the final payment and performance by Tenant under the Lease.

     8.   Joint and Several Obligation. This Guaranty will be the joint and
          ----------------------------
several obligation of each of the undersigned, if there be more than one, and will bind the individual and community property of each of them. Guarantor's liability hereunder is coextensive with that of tenant and will be joint and several.

     9.   Successors and Assigns. Guarantor's obligations hereunder will inure
          ----------------------
to the benefit of Landlord's successors and assigns, including by merger or consolidation. Any reference in this Guaranty to Tenant includes the Tenant's heirs and personal representatives.

     10.  Fees and Costs. If either party retains the services of an attorney in
          --------------
connection with enforcing the terms of this Guaranty, or if suit is brought for the recovery of the Base Rent or Additional Rent due under this Guaranty or for the breach of any covenant or condition of this Guaranty during the term of this Guaranty or after the expiration thereof, the substantially prevailing party therein will be entitled to recover from the other party the substantially prevailing party's reasonable attorneys' fees, witness fees and other court costs incurred in connection therewith.

     11.  Choice of Law/Venue. The validity and interpretation of this Guaranty
          -------------------
will be determined in accordance with the laws of the State of Washington. Venue for any action hereunder shall be in King County, Washington.

     12.  Jurisdiction. Guarantor acknowledges and agrees that all disputes
          ------------
relating in any way to this Guaranty, including all actions to enforce this Guaranty, will be dealt with and adjudicated in the state courts of Washington or the federal court sitting in Washington; and Guarantor expressly and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding relating to this Guaranty.

     13.  Bankruptcy. Should Landlord be obligated by any bankruptcy or other
          ----------
law to repay Tenant or Guarantor or to any trustee or other representative any amounts previously paid, then this Guaranty will be reinstated in the amount of such repayment.

     14.  Notice. Any notice of demand hereunder must be in writing and will be
          ------
deemed given (i) when delivered personally, or (ii) two (2) days after being sent by United States certified or registered mail, return receipt requested, postage prepaid to the address of Guarantor at PEERLESS SYSTEMS CORPORATION, a Delaware corporation, 2381 Rosecrans Avenue, El Segundo, CA 90245 USA, or (iii) upon receipt if sent by private courier service guaranteeing next day delivery, addressed to Guarantor at the aforementioned address. Guarantor may change the address for purposes of this paragraph by delivering to Landlord written notice of such chance in accordance with the terms of this paragraph.



                                GUARANTOR:

                                PEERLESS SYSTEMS CORPORATION



                                /s/ CAROLYN M. MADUZA
                                -------------------------------------
                                Carolyn M. Maduza, Senior Vice President
                                of Finance and Chief Financial Officer

                                    EXHIBIT G
                           CONFIRMATION OF LEASE TERMS

Date:     _______________________________

Tenant:   _______________________________

Address:  _______________________________

          -------------------------------



     RE: Confirmaton of Lease Terms with respect to that certain Office Lease (the "Lease") dated ____________________, ______ by and between
          INTRAROCK 1 LLC, a Delaware limited liability company, as Landlord, and ______________________________, as Tenant, for ________ square feet of Rentable Area on the _________ floor of Building _______ located at _______________, Kent, Washington.


Dear __________:

     In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and agrees as follows:

     1.   The Commencement Date of the Lease is _____________________;

     2.   The Termination Date of the Lease is ________________________.

     3.   The rentable area of the Premises is __________ square feet.


     Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.


                                        Sincerely,


                                        Property Manager

Agreed and Accepted:
Tenant:  PEERLESS SYTEMS IMAGING PRODUCTS
         --------------------------------
By:   /s/ GORDON HANSON
      -----------------------------------
Name: Gordon Hanson
      -----------------------------------
Title: VP & GM
      -----------------------------------

Date:  3/17/00
     ------------------------------------


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

                                    EXHIBIT H

                              RULES AND REGULATIONS

     The following rules and regulations apply to the Premises, the Building, the Land, the Complex and the appurtenances under that certain Office Lease dated _______________, 2000 (the "Lease") between INTRAROCK 1 LLC, as Landlord and PEERLESS SYSTEMS IMAGING PRODUCTS, INC. as Tenant. Capitalized terms have the same meaning as defined in the Lease.

1. No signs, advertisements or notices may be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. Any tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws may be inserted into any part of the Premises or Building except by the Building maintenance personnel.

2. Plumbing fixtures and appliances may be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material may be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees, must be paid for by Tenant, and Landlord will not be responsible for the damage.



3. Landlord will have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of property of Tenant will be repaired at Tenant's sole expense.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory will be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord will have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises will be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys must be returned to Landlord at the expiration or early termination of this Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building will be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.


7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, will be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity will be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.


8. Tenant shall not obstruct sidewalks, doorways, vestibules, halls, stairways and other similar areas nor will such areas be used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material may be placed, emptied, or thrown in those areas. Tenant will not permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Complex.

9. Tenant shall not: (a) make or permit any improper or objectionable noises or odors in the Building; (b) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (c) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance.

10. No animals, except those assisting handicapped persons, will be brought into the Building or kept in or about the Premises.

11. No flammable, explosive or dangerous fluids or substances will be used or kept by Tenant in the Premises, Building or about the Complex. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Complex, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable federal, state or local environmental law which may now or later be in effect. Tenant shall comply with all laws pertaining to and governing the use of these materials by Tenant, and shall remain solely liable for the costs of abatement, removal and clean-up.

12. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises, the

     Building or the Complex. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

13. Deliveries to and from the Premises may be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building. Tenant shall take all actions necessary to resolve any labor disruptions, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to any labor disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord, nor will the date of the commencement of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord" prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.


16. Tenant shall not operate or permit to be operated a coin or token operated vending machine except for machines for the exclusive use of Tenant's employees, and then only if the operation does not violate the lease of any other tenant in the Building.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord will have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord will have the right to designate the Building (including the Premises) as a non-smoking building.

22. Landlord will have the right to establish further rules to assure the Building presents a uniform exterior appearance.

otherwise; however, such additional consideration shall be reduced by any reasonable costs and expenses (including brokerage fees and tenant improvement costs) incurred by Tenant in connection with the sublease or assignment.


          (d)  Entity Ownership. The cumulative transfer (i.e. in one or more
               ----------------
sales or transfers, by operation of law or otherwise) of an aggregate of fifty percent (50%) or more of the voting stock issued and outstanding on the date of this Lease is executed by Landlord, including by creation or issuance of new stock of a corporation which is (i) owned by Tenant, (ii) the corporate assignee of Tenant, or (iii) any corporation which is a general partner in a general or limited partnership or member of a limited liability company which is the tenant or an assignee of the tenant of this Lease; or the cumulative transfer of an aggregate of fifty percent (50%) or more of the ownership interest in a general or limited partnership, limited liability company or other entity which is the tenant or an assignee of the tenant, by which an aggregate of fifty percent (50%) or more of such ownership interest is vested in a person or persons who are not general partners, members or other owners (except as the result of transfer by gift or inheritance), shall be deemed a Transfer of this Lease and shall be subject to the provisions of Section 16. For the purpose of Section 16, any entity which has undergone any of the changes described in this Section shall be deemed to be a transferee. The term "voting stock" means the stock regularly entitled to vote for election of directors of the corporation; and any stock, however denominated, which is convertible into such voting stock, shall be treated for purposes of the foregoing as if it were in fact converted. The two immediately preceding sentences, however, shall not be applicable to any Tenant corporation the outstanding voting stock of which is listed on a national securities exchange and actively traded "over the counter."

          (e)  Assignment by Landlord. If Landlord sells or otherwise transfers
               ----------------------
the Building(s), such purchaser or transferee shall be deemed to have assumed Landlord's obligations hereunder, and Landlord shall thereupon be relieved of all liabilities hereunder arising thereafter, but this Lease shall otherwise remain in full force and effect and Tenant shall attorn to Landlord's successor.

    SECTION 17. Destruction
                -----------

          (a)  Partial Destruction. If the Premises are rendered partially
               -------------------
untenantable by fire or other insured casualty, and if the damage is repairable within sixty (60) days from the date of the occurrence (with the repair work and preparations therefore to be done during regular working hours on regular work days), landlord shall repair the Premises with due diligence, to the extent of the insurance proceeds available (which shall be subject to the prior rights of any Lender), and the monthly minimum rental shall be abated in the proportion that the untenantable portion of the Premises bears to the whole thereof for the period from the date of the casualty to the completion of the repairs, unless the casualty results from Tenant's negligence or its breach of the terms hereof. If thirty percent (30%) or more of the rentable area of the Building is destroyed or damaged, regardless of whether the Premises are damaged, Landlord may terminate this Lease as of the date

                                      -22-